Exhibit 4.06

SUPPLEMENTAL INDENTURE
(First Mortgage Bonds)

SOUTHWESTERN PUBLIC SERVICE COMPANY

TO

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

This Instrument Grants A Security Interest By A Utility.

This Instrument Contains After-Acquired Property Provisions.

The following addresses for the parties to this Supplemental Indenture No. 2 are set out in Section 108 of the Indenture hereinafter referred to:

Trustee:    Company:

U.S. Bank National Association    Southwestern Public Service Company
U.S. Bank Corporate Trust Services    Tyler at Sixth Street
60 Livingston Avenue, EP-MN-WS3C    Amarillo, Texas 79101
St. Paul, MN 55107-2292
Facsimile No. 651-495-8097
Attention: Joshua A. Hahn

Supplemental Indenture No. 2
Dated as of June 1, 2014

Supplemental to the Indenture
dated as of August 1, 2011

filed as Texas Utility Security Instrument File No. 11-0022610194
as supplemented by Supplemental Indentures filed with the Texas Secretary of State

Establishing the Securities of Series No. 2,
Designated Collateral 8.75% First Mortgage Bonds, Series No. 2 due 2018

SUPPLEMENTAL INDENTURE NO. 2, dated as of June 1, 2014 between SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (hereinafter sometimes called the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (hereinafter sometimes called the “Trustee”) under the Indenture, dated as of August 1, 2011 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 2. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture.”

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been filed in the office of the Secretary of State of the State of New Mexico and in the office of the Secretary of State of the State of Texas, and notices with respect to such filings have been recorded in each county in New Mexico and each county in Texas in which the Company owns real property that is used or intended to be used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indenture referred to in Schedule B for the purpose of establishing a series of securities.

The Company desires to establish a new series of Securities to be designated “Collateral 8.75% First Mortgage Bonds, Series No. 2 due 2018,” such series of Securities to be hereinafter sometimes called “Series No. 2.”

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 2 to establish the Securities of Series No. 2 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 2 a valid agreement of the Company, and to make the Securities of Series No. 2 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 2 WITNESSETH, that, in consideration of the premises and of the purchase or other acquisition of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in and lien on, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 2, in and to all property (other than Excepted Property), real, personal and mixed, located in the State of Texas or in the State of New Mexico and used or intended to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including all right, title and interest of the Company in and to the following property (other than Excepted Property) so located and so used or intended to be so used: (a) all real property owned in fee, easements, servitudes, rights of way and other rights and interests in or relating to real property used or intended to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, including but not limited to that described in Schedule C hereto; (b) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities, whether or not control or disposal of such substances is the exclusive function or purpose of such facilities, and other machinery and facilities for the generation of electric energy; (c) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (d) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (e) all buildings, offices, warehouses and other structures used or intended to be used in or in connection with the Electric Utility Business; (f) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or intended to be used in or in connection with the Electric Utility Business; (g) any or all of the foregoing properties in the process of construction; and (h) all other property, of whatever kind and nature, ancillary to or otherwise used or intended to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 709(d), Section 1203 and Section 1205 of the Original Indenture, all right, title and interest of the Company in and to all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 2 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 2;

Granting Clause Third

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Existing Liens, (b) Acquisition Liens, (c) Retained Interests and (d) any other Permitted Liens;

IN TRUST, NEVERTHELESS, for the equal and ratable benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Eight of the Original Indenture; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Collateral Securities

There are hereby established the Securities of Series No. 2, which shall be issued and delivered to, and initially registered solely in the name of, The Bank of New York Mellon Trust Company, N.A., as trustee (the “Senior Trustee”), under the Indenture dated as of February 1, 1999 between the Company and the Senior Trustee (such Indenture, as supplemented from time to time, the “Senior Indenture”) to convey the benefit of the lien of the Indenture to such Senior Trustee for the benefit of the holders of the Series G Senior Notes, 8.75% due 2018 (the “Series G Notes”) issued and outstanding under the Senior Indenture. All payments of principal of and interest on the Securities of Series No. 2 shall be payable to the Senior Trustee as the Holder of the Securities of Series No. 2.

ARTICLE TWO

Securities of Series No. 2

The Securities of Series No. 2 shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a)the title of the Securities of Series No. 2 shall be “Collateral 8.75% First Mortgage Bonds, Series No. 2 due 2018”;

(b)the Securities of Series No. 2 shall be authenticated and delivered in the aggregate principal amount of $250,000,000 and shall be represented by a single definitive Security; provided that the principal amount of the Securities of Series No. 2 Outstanding as of any particular time shall be equal to the principal amount of Series G Notes which are at the time outstanding under the Senior Indenture;

(c)interest on the Securities of Series No. 2 shall be payable to the Senior Trustee;

(d)the principal of the Securities of Series No. 2 shall be payable on December 1, 2018, the Stated Maturity for Series No. 2;

(e)the Securities of Series No. 2 shall bear interest at a rate of 8.75% per annum; interest will be computed on the basis of a 360-day year of twelve 30-day months and, with respect to any period less than a full calendar month, based on the actual number of days elapsed during such period; the Interest Payment Dates for such Securities shall be June 1 and December 1 in each year, commencing on the first such Interest Payment Date to occur after the Initial Interest Accrual Date (as defined below) and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be May 15 and November 15 in each year, respectively (whether or not a Business Day); provided, however, that interest on the Securities of Series No. 2 shall not commence to accrue unless and until (i) such Securities are required to be mandatorily redeemed as contemplated in clause (h), (ii) all Securities Outstanding under the Indenture shall become immediately due and payable pursuant to Section 902 of the Original Indenture, or (iii) the principal amount of the Series G Notes is not paid on December 1, 2018, and, in any such event, interest shall commence to accrue from the last date to which interest on the Series G Notes shall have been paid in full (the “Initial Interest Accrual Date”), as specified by the Senior Trustee in a written notice to the Trustee; interest on such Securities, having commenced to accrue as aforesaid, shall be and remain due and payable until paid in full (unless the mandatory redemption or acceleration giving rise to the accrual of interest as aforesaid shall have been rescinded or annulled, in which event such accrual of interest shall automatically be rescinded and annulled);

(f)the Corporate Trust Office of U.S. Bank National Association in New York, New York shall be the place at which (i) the principal of, and interest, if any, on the Securities of Series No. 2 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and the Trustee shall at all times be the Paying Agent for the Securities of Series No. 2;

(g)the Securities of Series No. 2 shall not be redeemable at the option of the Company at any time prior to December 1, 2018;

(h)if the Series G Notes shall have become immediately due and payable due to the occurrence and continuance of an Event of Default (as defined in the Senior Indenture) with respect to the Series G Notes under the Senior Indenture or if the principal amount of the Series G Notes is not paid on December 1, 2018 and if all Securities Outstanding under the Indenture are not then immediately due and payable following an Event of Default under the Indenture, the Securities of Series No. 2 shall be redeemed by the Company, in whole, at a redemption price equal to 100% of the principal amount thereof plus accrued interest from the Initial Interest Accrual Date to the date of redemption upon receipt by the Company and the Trustee of a written demand for such redemption (a “Redemption Demand”) executed and delivered by the Senior Trustee and stating (1) that such Series G Notes have become immediately due and payable due to the occurrence and continuance of an Event of Default (as defined in the Senior Indenture) with respect to the Series G Notes under the Senior Indenture or that the principal amount of such Series G Notes was not paid on December 1, 2018, (2) that the redemption of such Securities of Series No. 2 is thereby demanded by such Senior Trustee and (3) the Initial Interest Accrual Date; provided, however, that the Company’s obligation to redeem the Securities of Series No. 2 pursuant to such Redemption Demand shall be deemed to have been waived if the declaration of acceleration of maturity of the Series G Notes precedent to such Redemption Demand shall have been rescinded and annulled in accordance with the terms of the Senior Indenture or if such principal amount originally due on December 1, 2018 and all accrued interest thereon shall have been paid, as applicable, and if the Trustee shall have received written notice of rescission of the Redemption Demand from the Senior Trustee; and provided, further, that the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such rescission and annulment or payment, as applicable. No party is entitled to receive notice of any such redemption and no notice shall be required to be given other than the Redemption Demand provided for in this clause (h). The Redemption Demand shall be deemed to be notice by the Senior Trustee to the Trustee of an Event of Default unless the Company deposits cash, or is deemed to deposit such cash pursuant to clause (u)(ii), with the Trustee in an amount equal to the redemption price on the date of receipt of the Redemption Demand;

(i)the Securities of Series No. 2 shall be issuable in denominations of $1,000 and multiples of $1,000 in excess thereof;

(j)not applicable;

(k)not applicable;

(l)not applicable;

(m)not applicable;

(n)not applicable;

(o)not applicable;

(p)not applicable;

(q)not applicable;

(r)not applicable;

(s)the Securities of Series No. 2 are to be registered in the name of The Bank of New York Mellon Trust Company, N.A., as trustee under the Senior Indenture, and shall not be transferable or exchangeable, nor shall any purported transfer be registered, except to a successor trustee under the Senior Indenture (and in the event of such transfer to a successor trustee under the Senior Indenture, references herein to “Senior Trustee” shall refer to such successor trustee); no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 2; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t)not applicable; and

(u)
(i)    Section 801 of the Original Indenture, as it relates to the ability of the Company to cause the Securities of Series No. 2 to be deemed to have been paid prior to the Maturity of such Securities, shall not apply to the Securities of Series No. 2.

(ii)Anything herein to the contrary notwithstanding, the obligation of the Company to make any payment of the principal of or interest on the Securities of Series No. 2 or any deposit with respect thereto shall be deemed to be satisfied and discharged to the extent of the corresponding payment (A) made by the Company to the holders of the Series G Notes pursuant to the Senior Indenture and/or (B) made with moneys on deposit in any fund or account maintained under such Senior Indenture for the payment of the principal of or interest on the Series G Notes. Following any payment of principal on the Series G Notes by optional redemption, at stated maturity, or otherwise, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such payment and the principal amount of Series G Notes outstanding following such principal payment, together with written concurrence by the Senior Trustee of such payment and principal amount outstanding. Upon receipt of such Officer’s Certificate, the Trustee, as Security Registrar, shall reduce the principal amount outstanding of the Securities of Series No. 2 on the Security Register as set forth in such Officer’s Certificate, and the Securities of Series No. 2 shall thereafter for all purposes be deemed outstanding in the revised principal balance set forth in the Security Register. No Person shall be entitled to notice from the Trustee regarding any reduction in principal of Securities of Series No. 2 as set forth herein.

(iii)The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on the Securities of Series No. 2 as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Senior Trustee, signed by an authorized officer thereof, stating that the principal of and/or interest on such Securities has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

(iv)The Trustee may conclusively presume that all statements made in a Redemption Demand are true and correct and, unless advised to the contrary by the Senior Trustee in a written notice to the Trustee and by the Company in an Officer’s Certificate, that no redemption demanded in a Redemption Demand has been rescinded, and shall be entitled to receive, and to conclusively rely on, a written notice from the Senior Trustee as to the amount of interest accruing on the Securities of Series No. 2 from time to time.

The Securities of Series No. 2 shall be substantially in the form attached hereto as Exhibit A and shall have such further terms as are set forth in such form.

ARTICLE THREE

Miscellaneous Provisions

This Supplemental Indenture No. 2 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 2, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 2 shall together constitute one and the same instrument.

If any provision of this Supplemental Indenture No. 2 limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c), such imposed duties shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 2 to be duly executed as of the day and year first above written.

SOUTHWESTERN PUBLIC SERVICE
COMPANY

By:    /s/ George E. Tyson II
Name:     George E. Tyson II
Its:     Vice President and Treasurer

STATE OF MINNESOTA        )
) ss.
COUNTY OF HENNEPIN        )

This instrument was acknowledged before me on the 30th day of May, 2014, by George E. Tyson II, the Vice President and Treasurer of Southwestern Public Service Company, a New Mexico corporation, on behalf of said corporation.

/s/ Sharon M. Quellhorst
Name: Sharon M. Quellhorst
Notary Public, State of Minnesota
My commission expires: January 31, 2015

(Seal, if any)

U.S. BANK NATIONAL ASSOCIATION,
  Trustee

By:        /s/ Joshua A. Hahn
Name:     Joshua A. Hahn
Its:     Vice President

STATE OF MINNESOTA    )
) ss.
COUNTY OF RAMSEY    )

This instrument was acknowledged before me on the 30th day of May, 2014, by Joshua A. Hahn, a Vice President of U.S. Bank National Association, a national banking association, on behalf of said national banking association.

/s/ Kelly J. Wagner
Name: Kelly J. Wagner
Notary Public, State of Minnesota
My commission expires: January 31, 2018
(Seal, if any)

EXHIBIT A

FORM OF SECURITY

THIS SECURITY MAY NOT BE TRANSFERRED OR EXCHANGED, NOR MAY ANY PURPORTED TRANSFER BE REGISTERED, EXCEPT TO A SUCCESSOR TRUSTEE UNDER THE SENIOR INDENTURE SPECIFIED BELOW.

SOUTHWESTERN PUBLIC SERVICE COMPANY
Collateral 8.75% First Mortgage Bond, Series No. 2 due 2018

Interest Rate:	8.75% per annum
Stated Maturity:	December 1, 2018
Interest Payment Dates:	June 1 and December 1
Regular Record Dates:	May 15 and November 15

This Security is not a Discount Security
within the meaning of the within-mentioned Indenture

__________________________

Principal Amount	Registered No.

$

SOUTHWESTERN PUBLIC SERVICE COMPANY, a corporation duly organized and existing under the laws of the State of New Mexico (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as trustee (the “Senior Trustee”), under the Indenture dated as of February 1, 1999 between the Company and the Senior Trustee (the “Senior Indenture”) or a successor trustee under the Senior Indenture, the principal sum of [           ] Dollars on the Stated Maturity specified above, and to pay interest thereon from and after the Initial Interest Accrual Date (as defined below) or from the most recent Interest Payment Date subsequent to such Initial Interest Accrual Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on the first such Interest Payment Date to occur after the Initial Interest Accrual Date and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for; provided, however, that interest on this Security shall not commence to accrue unless and until (i) this Security is to be mandatorily redeemed as contemplated herein, (ii) all Securities Outstanding under the Indenture shall become immediately due and payable pursuant to Section 902 of the Original Indenture, or (iii) the principal amount of the Series G Senior Notes, 8.75% due 2018 issued under the Senior Indenture (the “Series G Notes”) is not paid on December 1, 2018, and, in any such event, interest shall commence to accrue from the last date to which interest on the Series G Notes shall have been paid in full (the “Initial Interest Accrual Date”), as specified by the Senior Trustee in a written notice to the Trustee; interest on this Security, having commenced to accrue as aforesaid, shall be and remain due and payable until paid in full (unless the mandatory redemption or acceleration giving rise to the accrual of interest as aforesaid shall have been rescinded or annulled, in which event such accrual of interest shall automatically be rescinded and annulled). Interest on this Security will be computed on a basis of a 360-day year of twelve 30-day months and, with respect to any period less than a full calendar month, based on the actual number of days elapsed during such period. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank National Association in New York, New York, or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and the Senior Trustee. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of August 1, 2011 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank National Association as trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from

Exhibit A-2

and after such Interest Payment Date, such Redemption Date or Stated Maturity, as the case may be, to such Business Day.

This Security shall not be redeemable at the option of the Company at any time prior to December 1, 2018.

If the Series G Notes shall have become immediately due and payable due to the occurrence and continuance of an Event of Default (as defined in the Senior Indenture) with respect to the Series G Notes under the Senior Indenture or if the principal amount of the Series G Notes is not paid on December 1, 2018 and if all Securities Outstanding under the Indenture are not then immediately due and payable following an Event of Default under the Indenture, this Security shall be redeemed by the Company, in whole, at a redemption price equal to 100% of the principal amount thereof plus accrued interest from the Initial Interest Accrual Date to the date of redemption upon receipt by the Company and the Trustee of a written demand for such redemption (a “Redemption Demand”) executed and delivered by the Senior Trustee and stating (1) that such Series G Notes have become immediately due and payable due to the occurrence and continuance of an Event of Default (as defined in the Senior Indenture) with respect to the Series G Notes under the Senior Indenture or that the principal amount of such Series G Notes was not paid on December 1, 2018, (2) that the redemption of this Security is thereby demanded by such Senior Trustee and (3) the Initial Interest Accrual Date; provided, however, that the Company’s obligation to redeem this Security pursuant to such Redemption Demand shall be deemed to have been waived if the declaration of acceleration of maturity of the Series G Notes precedent to such Redemption Demand shall have been rescinded and annulled in accordance with the terms of the Senior Indenture or if such principal amount originally due on December 1, 2018 and all accrued interest thereon shall have been paid, as applicable, and if the Trustee shall have received written notice of rescission of the Redemption Demand from the Senior Trustee; and provided, further, that the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying as to such rescission and annulment or payment, as applicable. No party is entitled to receive notice of any such redemption and no notice shall be required to be given other than the Redemption Demand provided for in this paragraph. The Redemption Demand shall be deemed to be notice by the Senior Trustee to the Trustee of an Event of Default unless the Company deposits cash, or is deemed to deposit such cash pursuant to the first sentence of the second succeeding paragraph below, with the Trustee in an amount equal to the redemption price on the date of receipt of the Redemption Demand.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

Anything herein to the contrary notwithstanding, the obligation of the Company to make any payment of the principal of or interest on this Security or any deposit with respect thereto shall be deemed to be satisfied and discharged to the extent of the corresponding payment (A) made by the Company to the holders of the Series G Notes pursuant to the Senior Indenture and/or (B) made with moneys on deposit in any fund or account maintained under such Senior Indenture for the payment of the principal of or interest on the Series G Notes. Following any payment of principal on the Series G Notes by optional redemption, at stated maturity, or otherwise, the Company shall promptly furnish to the Trustee an Officer’s Certificate certifying

Exhibit A-3

as to such payment and the principal amount of Series G Notes outstanding following such principal payment, together with written concurrence by the Senior Trustee of such payment and principal amount outstanding. Upon receipt of such Officer’s Certificate, the Trustee, as Security Registrar, shall reduce the principal amount outstanding of this Security on the Security Register as set forth in such Officer’s Certificate, and this Security shall thereafter for all purposes be deemed outstanding in the revised principal balance set forth in the Security Register. No Person shall be entitled to notice from the Trustee regarding any reduction in principal of this Security as set forth herein.

The Trustee may conclusively presume that the obligation of the Company to pay the principal of and interest on this Security as the same shall become due and payable shall have been fully satisfied and discharged unless and until it shall have received a written notice from the Senior Trustee, signed by an authorized officer thereof, stating that the principal of and/or interest on this Security has become due and payable and has not been fully paid and specifying the amount of funds required to make such payment.

The Trustee may conclusively presume that all statements made in a Redemption Demand are true and correct and, unless advised to the contrary by the Senior Trustee in a written notice to the Trustee and by the Company in an Officer’s Certificate, that no redemption demanded in a Redemption Demand has been rescinded, and shall be entitled to receive, and to conclusively rely on, a written notice from the Senior Trustee as to the amount of interest accruing on this Security from time to time.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange

Exhibit A-4

therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

Section 801 of the Indenture, as it relates to the ability of the Company to cause this Security to be deemed to have been paid prior to the Maturity of this Security, shall not apply to this Security.

As provided in the Indenture and subject to certain limitations therein and herein set forth, the transfer of this Security to the successor trustee under the Senior Indenture is registrable in the Security Register, upon surrender of this Security for registration of transfer at the corporate office of U.S. Bank National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Senior Trustee or its attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the successor trustee under the Senior Indenture (and in the event of such transfer to a successor trustee under the Senior Indenture, references herein to ‘Senior Trustee” shall refer to such successor trustee).

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $1,000 and multiples of $1,000 in excess thereof.

No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the attachment, perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive

Exhibit A-5

order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit A-6

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

SOUTHWESTERN PUBLIC SERVICE
COMPANY

By:
Name:
Its:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated: [               ], 2014

U.S. BANK NATIONAL ASSOCIATION,    U.S. BANK NATIONAL ASSOCIATION,
as Trustee    as Trustee

By                            By
Authorized Officer    as Authenticating Agent

By
Authorized Officer

Exhibit A-7

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

,the successor Trustee under the Senior Indenture referred to in the within Security, the within Security of SOUTHWESTERN PUBLIC SERVICE COMPANY and does hereby irrevocably constitute and appoint              , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

Exhibit A-8

SCHEDULE A

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee, was filed with the Secretary of State of the State of Texas on August 2, 2011 as Utility Security Instrument No.11-0022610194.
In accordance with Texas Business and Commerce Code Section 261.011, a Notice of Utility Security Instrument Affecting Real Property was thereafter recorded in each Texas county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified Texas counties, of such Notice of Utility Security Instrument Affecting Real Property:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Andrews	8/3/11	112770	N/A	N/A
Armstrong	8/3/11	2011276	53	790
Bailey	8/3/11	201100016286	N/A	N/A
Borden	8/3/11	111124	N/A	N/A
Briscoe	8/3/11	11271	N/A	N/A
Carson	8/3/11	1100000862	N/A	N/A
Castro	8/3/11	59278	335	796
Cochran	8/3/11	13897	N/A	N/A
Cottle	8/3/11	2011-291	194	708
Crosby	8/3/11	235843	N/A	N/A
Dallam	8/2/11	164351	149	384
Deaf Smith	8/3/11	1493	N/A	N/A
Ector	8/3/11	201100011005	N/A	N/A
Floyd	8/3/11	110857	N/A	N/A
Foard	8/3/11	68419	247	71
Gaines	8/3/11	20113945	N/A	N/A
Garza	8/3/11	111229	N/A	N/A

Schedule A-1

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Gray	8/3/11	19194	N/A	N/A
Hale	8/3/11	2011002855	N/A	N/A
Hansford	8/3/11	78454	382	511
Hartley	8/3/11	100087	N/A	N/A
Hemphill	8/3/11	59371	N/A	N/A
Hockley	8/3/11	2996	N/A	N/A
Hutchinson	8/3/11	343845	1664	137
Lamb	8/3/11	1442	N/A	N/A
Lipscomb	8/3/11	N/A	502	782
Lubbock	8/3/11	2011026116	N/A	N/A
Lynn	8/3/11	20112298	N/A	N/A
Midland	8/3/11	15266	N/A	N/A
Moore	8/2/11	176902	702	18
Motley	8/3/11	N/A	102	237
Ochiltree	8/3/11	95434	N/A	N/A
Oldham	8/3/11	11429	N/A	N/A
Parmer	8/3/11	51211	N/A	N/A
Potter	8/2/11	1200092	N/A	N/A
Randall	8/2/11	2011012189	N/A	N/A
Roberts	8/3/11	44416	N/A	N/A
Sherman	8/3/11	23551	297	756
Swisher	8/3/11	2011-0678	392	314
Terry	8/3/11	252458	N/A	N/A
Wheeler	8/3/11	N/A	640	738

Schedule A-2

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE
Wilbarger	8/3/11	112766	636	602
Yoakum	8/3/11	20111463	N/A	N/A

Schedule A-3

The Indenture dated as of August 1, 2011, granted by Southwestern Public Service Company to U.S. Bank National Association, Trustee, was filed with the Secretary of State of the State of New Mexico on August 2, 2011 under the Public Utility Act, receiving Public Utility Filing No. 599. Concurrently with such filing, a Uniform Commercial Code financing statement, to which a copy of such Indenture was appended as an exhibit, was filed in the Uniform Commercial Code records of the Secretary of State of the State of New Mexico on August 2, 2011 as UCC Filing No. 20110012866J.
In accordance with New Mexico Statutes Annotated, 1978, Section 62-13-11, a Notice of Filing of Indenture with New Mexico Secretary of State, to which a copy of such Indenture was appended as an exhibit, was thereafter recorded in each New Mexico county in which any of the Mortgaged Property consisting of real property was located as of the Effective Date of such Indenture. The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of such Notice of Filing of Indenture with New Mexico Secretary of State:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/3/11	340593	N/A	N/A
Curry	8/3/11	110005245	N/A	N/A
Eddy	8/3/11	1107879	N/A	N/A
Lea	8/3/11	33578	N/A	N/A
Quay	8/3/11	201108030006	N/A	N/A
Roosevelt	8/3/11	20112258	N/A	N/A

Schedule A-4

The following table sets forth recording information relating to the recordation, in each of the specified New Mexico counties, of a Notice of Filing of Supplemental Indenture with the New Mexico Secretary of State with respect to Supplemental Indenture No. 1:

COUNTY	DATE	RECEPTION NUMBER	BOOK/FILM	PAGE

Chaves	8/8/11	340698	N/A	N/A
Curry	8/8/11	110005352	N/A	N/A
Eddy	8/8/11	1107998	N/A	N/A
Lea	8/8/11	33734	N/A	N/A
Quay	8/8/11	201108080003	N/A	N/A
Roosevelt	8/8/11	20112316	N/A	N/A

Schedule A-5

SCHEDULE B

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding

August 3, 2011	1	$400,000,000	$400,000,000

SCHEDULE C

DESCRIPTION OF PROPERTY

The property referred to in Granting Clause Second of the Indenture includes, without limitation, the Company’s right, title and interest in and to the Lands and Water Rights in the State of Texas and the State of New Mexico described below, together with all property related, used or appurtenant thereto of the kind and nature described in Granting Clause First (other than Excepted Property):
The following properties are in the State of Texas and the counties thereof:
1.    Lands. The following described real property acquired by the Company and described in the following Deeds into the Company (the “Lands”):

Bailey County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
	Bailey County Interchange Parcel 2	County Clerk’s Instrument No. 2013-18683 and in Volume 301, at Page 712 et seq., Official Public Records, Bailey County, Texas dated November 27, 2013 and recorded December 23, 2013 as to the following property:
Being a tract or parcel in Tract 3, Douglas Subdivision of a part of Section 38, Block Y of the W.D. & F.W. Johnson Subdivision, Bailey County, Texas (dedication and plat of record Volume 69, Pages 259-260 of the Deed Records of Bailey County) and being described as follows:
BEGINNING at a 3/8 inch iron rod set with a cap marked HBD in the Westerly line of State Highway 214, the Northeast corner of the aforesaid Tract 3, Douglas Subdivision for the Northeast corner of this tract;
THENCE South 03 degrees 42 minutes 51 seconds West (bearings referenced to the Texas Coordinate System, North Central Zone, NAD 83), 214.00 feet along the Westerly line of State Highway 214 to a 3/8 inch iron rod set with a cap marked HBD, the Southeast corner of this tract;
THENCE North 86 degrees 17 minutes 09 seconds West, 450.00 feet to a 3/8 inch iron rod set with a cap marked HBD, the Southwest corner of this tract;
THENCE North 03 degrees 42 minutes 51 seconds East along a line parallel to the Westerly line of aforesaid State Highway 214 a distance of 208.99 feet to a 3/8 inch iron rod set with cap marked HBD, set in the North line of Tract 3 and the South line of Tract A for the Northwest corner of this tract;
THENCE South 86 degrees 55 minutes 24 seconds East, 450.03 feet along the South line of Tract A and the North line of Tract 3 to the PLACE OF BEGINNING.
The above described tract contains a computed area of 2.185 acres.

SCHEDULE C - 1

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5178	Bailey County Interchange Parcel 3	County Clerk’s File No. 2014-18805 and in Volume 302, at Page 444 et seq., Deed or Official Public Records, Bailey County, Texas dated January 24, 2014 and recorded February 18, 2014 as to the following property:
Being a tract or parcel in Tract A, Douglas Subdivision of a part of Section 38, Block Y of the W.D. & F.W. Johnson Subdivision, Bailey County, Texas (dedication and plat of record Volume 69, Pages 259-260 of the Deed Records of Bailey County) and being described as follows:
BEGINNING at a 3/8 inch iron rod set with a cap marked HBD in the Westerly line of State Highway 214, the most Southerly, Southeast corner of the aforesaid Tract A, Douglas Subdivision for the Southeast corner of this tract;
THENCE North 86 degrees 55 minutes 24 seconds West (bearing referenced to the Texas Coordinate System, North Central Zone, NAD 83), 450.03 feet along the South line of Tract A and the North line of Tract 3 to a 3/8 inch iron rod set with a cap marked HBD, the Southwest corner of this tract;
THENCE North 03 degrees 42 minutes 51 seconds East along a line parallel to the Westerly line of aforesaid State Highway 214, a distance of 41.01 feet to a 1/2 inch iron rod found with cap marked HBD, the Southwest corner of that certain tract known as five acres conveyed to Southwestern Public Service Company by instrument of conveyance of record Volume 58, Page 239 of the Deed Records for the Northwest corner of this tract;
THENCE South 86 degrees 17 minutes 09 seconds East, 450.00 feet along a northerly line of Tract A and the South line of said Southwestern Public Service Company tract to a 1/2 inch iron rod found with a cap marked HBD in the Westerly line of State Highway 214 for the Northeast corner of this tract;
THENCE South 03 degrees 42 minutes 51 seconds West, 36.00 feet along the Westerly line of State Highway 214 to the PLACE OF BENINNING.
The above described tract contains a computed area of 0.398 acres.

Castro County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5149	New Hart Substation	County Clerk's Document No. 60291 and in Volume 342, at Page 381 et seq., Official Public Records, Castro County, Texas and dated May 1, 2012 as to the following property:

SCHEDULE C - 2

A 40.435 acre (1,761.355 square foot) tract of land being the Southwest Quarter (SW/4) of the Southwest (SW/4) of Section 12, Block 10-T, T. & N. O. Survey, Castro County, Texas, said 40.435 acre tract being more particularly described by metes and bounds as follows:
BEGINNING at a steel cable found for the Southwest corner of Section 12;
(1)THENCE North 01 degrees 13 minutes 19 seconds East, (bearings referenced to the Texas Coordinate System, North Zone, NAD 83) along with the West line of Section 12, a distance of 1334.20 feet to a 3/8" iron rod with cap marked "HBD" set for the Northwest corner of this tract, whence a steel cable found for the Northwest corner of Section 12 bears North 01 degrees 13 minutes 19 seconds East, 4002.61 feet;
(2)THENCE South 88 degrees 46 minutes 39 seconds East, at a distance of 30.0 feet pass a 3/8" iron rod with cap marked "HBD" set for reference, continue for a total distance of 1320.21 feet to a 3/8" iron rod with cap marked "HBD" set for the Northeast corner of this tract;
(3)THENCE South 01 degrees 13 minutes 20 seconds West, at a distance of 1304.09 feet to a 3/8" iron rod with cap marked "HBD" set for reference, continue for a total distance of 1334.09 feet to a 3/8" iron rod with cap marked "HBD" set in the South line of Section 12 for the Southeast corner of this tract, whence a 1-1/2" iron pipe with a 3/8 inch iron rod inside found for the Southeast corner of Section 12 bears, South 88 degrees 46 minutes 56 seconds East, 3960.64 feet; and

(4)
THENCE North 88 degrees 46 minutes 56 seconds West, along the South line of Section 12, a distance of 1320.21 feet to the POINT OF BEGINNING of this tract; Said tract contains a computed area of 40.435 acres (1,761.355 square feet) of land, of which 1.8 acres lie within County Roads 620 and 527.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5142	Castro County Substation	County Clerk's Document No. 59531 and in Volume 337, at Page 547 et seq., Official Public Records, Castro County, Texas dated September 30, 2011 and recorded October 5, 2011 as to the following property:
Being an 8.00 acre tract of land lying in Section 4, Block 0-3, Castro County, Texas, and being further described by metes and bounds as follows:
COMMENCING at a 3/8" iron rod with cap marked "HBD" set for the Southwest corner of Section 4, whence a 3/8" iron rod found for the Southwest corner of Section 9, Block 0-3 bears North 88 degrees 41 minutes 36 seconds West, 5240.50 feet (Bearings referenced to the Texas Coordinate System, North Zone, NAD83);
THENCE South 88 degrees 41 minutes 36 seconds East, along the South line of Section 4, a distance of 48.44 feet to a point;
THENCE North 01 degree 14 minutes 58 seconds East, a distance of 25.34 feet to a 1/2" iron rod found for the Southwest corner of that certain 5.00 acre Easement & Right of Way granted to Southwestern Public Service Company, by instrument of record in Volume 116, Page 9, Deed Records of Castro County, Texas, same being the Southwest and Beginning Corner of this tract;

SCHEDULE C - 3

(1)THENCE North 01 degree 14 minutes 58 seconds East, parallel with the West line of Section 4 and along the West line of said Easement & Right of Way, a distance of 528.00 feet to a 3/8" iron rod with cap marked "HBD" set for the Northwest corner of this tract;
(2)THENCE South 88 degrees 41 minutes 36 seconds East, parallel, with the South line of Section 4, a distance of 660.00 feet to a 3/8" iron rod with cap marked "HBD" set for the Northeast corner of this tract;
(3)THENCE South 01 degrees 14 minutes 58 seconds West, parallel with the West line of Section 4, a distance of 528.00 feet to a 3/8" iron rod with cap marked "HBD" set for the Southeast corner of this tract;
(4)THENCE North 88 degrees 41 minutes 36 seconds West, parallel with the South line of Section 4, a distance of 660.00 feet to the Point of Beginning of this tract;
Said tract contains a computed area of 8.00 acres of land of which 5.00 acres lie within the Easement & Right of Way granted to Southwestern Public Service Company, in Volume 116, Page 9, Deed Records of Castro County, Texas.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5156	Castro County Substation Parcel 2	County Clerk's Document No. 61402 and in Volume 349, at Page 640 et seq., Official Public Records, Castro County, Texas dated January 23, 2013 and recorded March 18, 2013 as to the following property:

Being a 0.999 acre tract of land lying in the Southwest part of Section 4, Block 0-3, Castro County, Texas, and being further described by metes and bounds as follows:

BEGINNING at a 3/8" iron rod with cap marked "HBD" found for the Southwest corner of Section 4, whence a 3/8" iron rod found for the Southwest corner of Section 9, Block 0-3 bears North 88 degrees 41 minutes 36 seconds West, 5240.50 feet (bearings referenced to the Texas Coordinate System, North Zone, NAD83);

THENCE North 01 degree 14 minutes 58 seconds East, along the West line of Section 4 a distance of 555.34 feet to a 3/8" iron rod with cap marked “HBD" set;

THENCE South 88 degrees 41 minutes 36 seconds East, parallel with the South line of Section 4, a distance of 48.44 feet to a 3/8" iron rod with cap marked “HBD" found for corner;

THENCE South 01 degree 14 minutes 58 seconds West, parallel with the West line of Section 4, a distance of 528.00 feet to a 1/2" iron rod found for corner;

THENCE South 88 degrees 41 minutes 36 seconds East, parallel with the South line of Section 4, a distance of 660.00 feet to a 3/8" iron rod with cap marked "HBD" found for corner;

THENCE South 01 degree 14 minutes 58 seconds West, parallel with the West line of Section 4, a distance of 25.34 feet to a 3/8" iron rod with cap marked "HBD" set for corner in the South line of Section 4;

SCHEDULE C - 4

THENCE North 88 degrees 41 minutes 36 seconds West, along the South line of Section 4, a distance of 708.44 feet to the POINT OF BEGINNING of this tract;

Said tract contains a computed area of 0.999 acres of land.

Deaf Smith County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5150	Northeast Hereford Auto Addition	County Clerk’s File No. 12-1024, Official Public Records, Deaf Smith County, Texas dated May 14, 2012 as to the following property:
A 7.50 acre tract, more or less, out of the Northwest part of Section 38, Block K-3, Certificate No. 333, Abstract No. 1193, Patent No. 546, Volume 12A of the S. K. & K. Surveys in Deaf Smith County, Texas, described as follows:
COMMENCING at a 1-1/4 inch iron pipe found for the Northwest corner of said Section 38, Block K-3;
THENCE South 88° 44' 26" East, along the North line of said Section 38, a distance of 1601.48 feet to a point;
THENCE South 01° 20' 00" West, a distance of 2.35 feet to a 3/8 inch iron rod with a cap stamped "HBD" set for the Northwest corner and PLACE OF BEGINNING;
THENCE South 88° 46' 25" East, a distance of 433.35 feet to a 3/8 inch rod with a cap stamped "HBD" for the Northeast corner of this tract;
THENCE 01° 20' 00" West, a distance of 494.00 feet to a 3/8 inch iron rod with a cap stamped "HBD" set for the beginning of a curve to the left, having a radius of 1325.78 feet;
THENCE Southwesterly along said curve to the left an arc distance of 504.21 feet to a 3/8 inch iron rod with a cap stamped "HBD" set;
THENCE West, a distance of 150.00 feet to a 3/8 inch iron rod with a cap stamped "HBD" set; and
THENCE North 01° 20' 00" East, a distance of 910.04 feet to the PLACE OF BEGINNING.

Gaines County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5136	Johnson Draw	County Clerk’s File No. 2010-5763, Official Public Records, Gaines County, Texas dated December 17, 2010 as to a tract of land of approximately 3.444 acres, more or less, being all of the 5.739 acre tract lying in Section 25, Block AX, Public School Land Survey, Gaines County, Texas described in the above referenced Deed save and except the 2.296 acre tract conveyed by the Company to Lea

SCHEDULE C - 5

County Electric Cooperative, Inc., by Deed recorded at County Clerk's File No. 2012-4603, Official Public Records, Gaines County, Texas.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5163	Diamondback Substation	County Clerk’s File No. 2013-3116, Official Public Records, Gaines County, Texas dated May 30, 2013 and recorded June 21, 2013 as to the following property:

A 20 acre tract out of the Southeast part of Section 15, Block H, Certificate No. 84G, D&W Ry. Co. Survey, Gaines County, Texas, and being further described by metes and bounds as follows:

BEGINNING at an iron rod with aluminum cap found for the Southeast corner of Section 15, Block H, D&W Ry. Co. Survey, Gaines County, Texas;

THENCE N 87°57’22"W, along the South line of said Section 15, a distance of 933.41 feet to a mag nail set in pavement for the Southwest corner of this tract;

THENCE N 02°00’18"E, at a distance of 50.00 feet pass a 3/8 inch iron rod with cap stamped "RPLS 4664" set for reference, continue for a total distance of 933.41 feet to a 1/2 inch iron rod with cap stamped "HBD" set for the Northwest corner of this tract;

THENCE S 87°57'22"E, at a distance of 883.41 feet pass a 3/8 inch iron rod with cap stamped "RPLS 4664" set for reference, continue for a total distance of 933.41 feet to a mag nail set in pavement in the East line of said Section 15, for the Northeast corner of this tract;

THENCE S 02°00'18"W, along the East line of said Section 15, a distance of 933.41 feet to the Place of Beginning.

Gray County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5152	Grape Vine Substation	County Clerk’s File No. 124327 and in Volume 679, at Page 650 et seq., Official Public Records, Gray County, Texas dated September 23, 1994 as to a tract of land in Sections 65 and 64, Block B-2, H. & G. N. R. R. Co. Survey, Gray County, Texas, described by metes and bounds as follows:
BEGINNING at a common point being the Southeast corner of Section 64 and Northeast corner of Section 65, lying North 89°59'46" West, 1579.40 feet;
THENCE North 25°42'16" East, 288.82 feet to a point in Section 64;
THENCE North 64°17'44" West, 484.0 feet to a point;
THENCE South 25°42'16" West, 500.0 feet to a point;

SCHEDULE C - 6

THENCE South 64°17'44" East, 484.0 feet to a point in Section 65; and
THENCE North 25°42'76" East, 211.18 feet to the place of beginning, containing 5.56 acres, more or less.

Hale County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5141	Kiser Substation	County Clerk's Document Number 2011-002342, Official Public Records, Hale County, Texas dated June 9, 2011 and recorded June 23, 2011 as to the following property:

Tract 1:

Being a 12.08 acre tract consisting of 11.92 acres out of the NE part of the John Kiser Homestead Survey, and 0.16 acres out of the North part of SF # 16242, Plainview, Hale County, Texas:

BEGINNING at a 'A" rod set at the intersection of the West line of Date Street and the North line of Givens Street;

THENCE a true bearing (by GPS) of S. 89°07'42" W. (called S.89°59' W.) along the North line of Givens Street, at 11.14 feet pass the West line of SF # 16242 and the East line of said Kiser Homestead, in all, 412.75 feet to a 3/8" rod found for the SE corner of Lot 1, Block 1 of New Home Addition, Unit No.2 (Vol. 629, P. 497, HCDR);

THENCE N. 0°56'13" W. 369.78 feet (called North 370.05 feet) to a 3/8" rod found for the NE corner of said Lot 1;

THENCE S. 89°07' W. (called S. 89°59' W.), at 372 feet pass the NW corner of said Lot 1, in all 411.86 feet (called 412 feet) to a 3/8" rod found for the NW corner of a Sam Hearn Street widening as recorded in Volume 629, Page 497, HCDR and a SE corner of a Happy Union Baptist Church 9.24 acre tract as recorded in Volume 998, Page 2743 of the Official Public Records of Hale County, Texas;

THENCE N. 1° W. (called N. 0°04'53" W.) 209.83 feet along the East line of said 9.24 acre tract to a 3/8" rod found for the NE corner of said 9.24 acre tract;

THENCE N. 0°53'40" W. 373.68 feet to a 5/8" rod found in the south R/W line of 24th Street (24th Street R/W recorded in Volume 474, Page 105, HCDR) and the East line of a Waggoner Tract 1 as recorded in Volume 715, Page 251, HCDR;

THENCE N. 88°51'35" E. 515.5 feet along the South right of way line of 24th Street to a set 1/2" rod;

THENCE S. 1°28'47" E. 350 feet to a set 1/2" rod;

THENCE N. 88°51'35" E., at 288.86 feet pass the East line of said Kiser Homestead and the West line of SF # 16242, in all, 300 feet to a Y2" rod set in the West line of Date Street (FM 400);

THENCE S. 1°28'47" E. 607.07 feet along the West line of Date Street to the Point of Beginning.

SCHEDULE C - 7

Tract 2:

Being a 2.22 acre tract consisting of 2.17 acres out of the NE part of the John Kiser Homestead Survey, and 0.05 acres out of the North part of SF# 16242, Plainview, Hale County, Texas:

BEGINNING at a 1/2" rod set in the West right of way line of Date Street (F.M. Highway No. 400) for the most Easterly NE corner of a 12.08 acre tract, from which a 1/2" rod set at the intersection of the North line of Givens Street bears S. 1°28'47" E. 607.07 feet;

THENCE N. 1°28'47" W. 156.66 feet to a 5/8" rod found for a point of curvature;

THENCE Northwesterly along street right of way with radius of 195.19 feet, at an arc length of 65.62 feet (chord bearing N. 11°18'16" W. 65.31') pass a 5/8" rod found in the West line of SF # 16242 and the East line of said Kiser Homestead, in all, an arc length of 301.01 feet (total chord bearing N. 45°51'08" W. 272.06 feet) to a 5/8" rod found for a point of tangency in the South right of way line of 24th Street;

THENCE N. 88°51'35" W. 109.74 feet along the South right of way line of 24th Street to a 1/2" rod set for the most Northerly NE corner of said 12.08 acre tract;

THENCE S. 1° 28'47" E. 350 feet to a 1/2" rod set for an interior corner of said 12.08 acre tract;

THENCE East along a North line of said 12.08 acre tract, at 288.86 feet pass the East line of said Kiser Homestead and the West line of SF # 16242, in all, 300 feet to the Point of Beginning.

Hansford County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5154	Hitchland Substation	County Clerk’s File No. 74866 and in Volume 361, at Page 707 et seq., Official Public Records, Hansford County, Texas dated December 23, 2008 as to a 5.560 Acre tract of land, located in Sections 10, Block 1, Public Free School Land Survey, Hansford County, Texas and being described by metes and bounds as follows:
Commencing at a 5/8" iron rod found with cap stamped TX 4290, the Northeast Corner of said Section 10;
THENCE S 21°59'11" W, a distance of 1,590.82 feet to a point, the Northeast corner and POINT OF BEGINNING of this tract;
THENCE South, a distance of 301.27 feet to a point;
THENCE S. 89°53'12" W, a distance of 800.00 feet to a point;
THENCE North, a distance of 304.21 feet to a point;
THENCE S. 89°54'12" E, a distance of 800.00 feet to the POINT OF BEGINNING of this tract; Said tract contains a computed area of 5.560 acres (242,190 square feet), more or less.

SCHEDULE C - 8

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5145	Spearman Office – Service Center	County Clerk's Document No. 50424 and in Volume 235, at Page 253 et seq., Deed Records, Hansford County, Texas dated September 15, 1995 and recorded September 18, 1995 as to the following property:
Lot 4, Block 3, in the Original Town of Spearman, Hansford County Texas, as shown by the plat recorded in Volume 25, Page 1, Deed Records, Hansford County, Texas.

Hartley County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5179	Channing Substation Parcel 4	County Clerk’s File No. 104670, Official Public Records, Hartley County, Texas dated April 2, 2014 and recorded April 14, 2014 as to the following property:

Lots 1-6 and 19-24, Block 7; Lots 19-24, Block 7; Lots 19-24, Block 6; Lots 13-24, Block 3; Lot 13, Block 10; and 2.078 acres out of an 18.18 acre tract in Outlot 19; all in the Town of Channing, Hartley County, Texas, as shown by plat recorded in Volume 4, Page 310, Deed Records, Hartley County, Texas, and Ordinance recorded in Volume 107, Page 235, Deed Records, Hartley County, Texas. The said 2.078 acre tract is more fully described as follows:

Being a 2.078 acre tract of land being a part of that certain 18.18 acre tract of land situated in Outlot 19, conveyed to Nick D. Holt, et al, by warranty deed recorded in Volume 125, Page 379, Deed Records of Hartley County, Texas, lying in League 226, Capitol Lands, Hartley County, Texas, and being further described by metes and bounds as follows:

BEGINNING at a 3/8” iron rod with cap marked “HBD” set, whence a 4” x 4” concrete marker and stone found for the Northeast corner of Outlot 19 bears North 07 degrees 22 minutes 20 seconds East, 765.09 feet and South 89 degrees 02 minutes 18 seconds East, 661.94 feet;

(1) THENCE South 76 degrees 55 minutes 38 seconds East, a distance of 542.76 feet to a 3/8” iron rod with cap marked “HBD” set for corner;

(2) THENCE South 13 degrees 04 minutes 02 seconds West, a distance of 109.97 feet to a 3/8” iron rod with cap marked “HBD” set for corner in the North line of the Town of Channing, as recorded in Volume 4, Page 310, Deed Records of Hartley County, Texas;

(3) THENCE North 89 degrees 44 minutes 24 seconds West, along the North line of the Town of Channing, a distance of 533.27 feet to a 1” iron pipe found;

SCHEDULE C - 9

(4) THENCE North 07 degrees 22 minutes 20 seconds East, a distance of 229.31 feet to the POINT OF BEGINNING.

Said tract contains a computed area of 2.078 acres of land.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5180	Channing Substation Parcel 5	County Clerk’s File No. 104699, Official Public Records, Hartley County, Texas dated April 3, 2014 and recorded April 21, 2014 as to the following property:

All of Lots 1 through 6, Block 8, Town of Channing, Hartley County, Texas, as shown by plat recorded in Volume 4, Page 310, Deed Records, Hartley County, Texas, and Ordinance recorded in Volume 107, Page 235, Deed Records, Hartley County, Texas.

Hemphill County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5176	Canadian Substation	County Clerk’s File No. 066166 and in Volume 0761, at Page 0061 et seq., Official Public Records, Hemphill County, Texas dated December 30, 2013 and recorded January 22, 2014 as to the following properties:

A 5.06 ± acre tract of land out of James Calk Survey No. 136, Hemphill County, Texas, further being out of a 34.828± acre tract of land described in that certain instrument recorded in Volume 632, Page 146, of the Official Public Records of Hemphill County, Texas, said 5.06± acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. September 19, 2013 and being more particularly described by metes and bounds as follows:

Commencing at a T-rail found for the Northwest corner of said James Calk Survey No. 136;

THENCE S. 00° 30' 07" W. (Base Line) 383.53 feet along the West line of said James Calk Survey No. 136 to a 1/2 inch iron rod with cap stamped "Furman RPLS" set for the Northwest and BEGINNING CORNER of this tract of land;

THENCE S. 89° 29' 53" E. 516.99 feet to a 1/2 inch iron rod with cap stamped "Furman RPLS" set for an interior jog corner of this tract of land;

THENCE N. 43° 23' 17" E. 68.63 feet to a 1/2 inch iron rod with cap found for the Northeast corner of this tract of land and the Northwest corner of a 0.621± acre tract of land described in that certain instrument recorded in Volume 624, Page 740, of the Official Public Records of Hemphill County, Texas;

THENCE S. 47° 02' 36" E. 162.24 feet along the West of said 0.621± acre tract of land to a 1/2 inch iron rod with cap found for the East-Southeast corner of this tract of land in the common line of said 34.828± acre tract of land and a 8.34±

SCHEDULE C - 10

acre tract of land described in that certain instrument recorded in Volume 630, Page 540, of the Official Public Records of Hemphill County, Texas;

THENCE S. 42° 48' 12" W. 346.92 feet along said common line to a 1/2 inch iron rod with cap stamped "Furman RPLS" set for an interior jog corner of hits tract of land;

THENCE S. 18° 56' 13" W. 81.63 feet along said common line to a 1/2 inch iron rod with cap found for the Southeast corner of this tract of land in the common line of said 34.828± acre tract of land and a 4.435± acre tract of land described in that certain instrument recorded in Volume 717, Page 577, of the Official Public Records of Hemphill County, Texas;

THENCE N. 89° 29' 53" W. 424.10 feet along said common line to a 1/2 inch iron rod with cap found for the Southwest corner of this tract of land in the West line of said James Calk Survey No. 136;

THENCE N. 00° 30' 07" E. 83.06 feet along said West line passing a T-rail found, continuing for a total distance of 393.25 feet to the PLACE OF BEGINNING and containing a computed area of 5.06 acres of land, more or less.
Lamb County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded in
5153	Lamb County ROW	Volume 451, at Page 399 et seq., Official Public Records, Lamb County, Texas dated June 23, 1994 as to a 16.38 acre tract of land out of the west part of Section 25, Block 0-2, D. & S.E. RR Co. Survey, Lamb County, Texas:
BEGINNING at a steel rod at the N.W. Corner of Section 25, Block 0-2, Lamb County, Texas;
THENCE South along the west line of Section 25, 5,223.3 feet to the north right-of-way line of U.S. Highway No. 70;
THENCE East 128.0 feet along the north right-of-way line of said highway to a 1-inch pipe;
THENCE North parallel and 128.0 feet east of the West line of Section 25, 4,923.3 feet to a 3/8-inch steel rod;
THENCE East, 150.0 feet to a 3/8-inch steel rod;
THENCE North, 300.0 feet to a 3/8-inch steel rod on the north line of Section 25;
THENCE West 278.0 feet to the place of beginning and containing 16.38 acres.

SCHEDULE C - 11

Lubbock County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5171	Property in Lubbock	County Clerk’s Instrument Nos. 2013032339 and 2013032400, Official Public Records, Lubbock County, Texas and both dated August 6, 2013 and recorded August 9, 2013 as to the following properties:

TRACT 1:

FIELD NOTES on the Plat Limits of Lots 145-194 and Tract A, SUNRISE ESTATES, an Addition to the City of Lubbock, Lubbock County, Texas, further described as follows:

BEGINNING at a found 1/2" rod with cap marked R.P.L.S. 4460 at the Northeast corner of the South Half (S/2) of Section 20, Block E-2, Lubbock County, Texas;

THENCE S. 0° 03' 06" W. 792.38 feet;

THENCE West, at 55.0 feet pass a found 1/2" rod with cap, and continuing for a total distance of 865.02 feet, to a found 1/2" rod with cap;

THENCE N. 0° 03' 06" E. 72.01 feet to a found 1/2" rod with cap;

THENCE Northeasterly, around a curve to the right, through a central angle of 89° 56' 54", having a chord distance of 21.20 feet, a tangent of 14.99 feet, and a radius of 15.0 feet to a found 1/2" rod with cap;

THENCE N. 0° 04' 33" E. 64.0 feet to a found 1/2" rod with cap;

THENCE Northwesterly, around a curve to the right, through a central angle of 90° 03' 06", having a chord distance of 21.22 feet, a tangent of 15.01 feet, and a radius of 15.0 feet to a found 1/2" rod with cap;

THENCE S. 89° 58' 13" W. 52.0 feet to a found 1/2" rod with cap;

THENCE North, a distance of 95.01 feet to a set 1/2” rod with cap marked R.P.L.S. 4460;

THENCE East, a distance of 106.84 feet to a set 1/2" rod with cap;

THENCE N. 71° 01' 20" E. 18.91 feet to a set 1/2" rod with cap;

THENCE N. 52° 02' 39" E. 75.52 feet to a set 1/2" rod with cap;

THENCE N. 39° 18' 43" E. 277.88 feet to a set 1/2" rod with cap;

THENCE N. 47° 18' 44" E, 131.02 feet to a set 1/2" rod with cap;

THENCE N. 62° 21' 02" E. 70.03 feet to a set 1/2" rod with cap;

SCHEDULE C - 12

THENCE N. 31° 10' 31" E. 17.11 feet to a set 1/2" rod with cap;
THENCE North, a distance of 127.81 feet to a set 1/2" rod with cap;

THENCE East, a distance of 390.06 feet, to the Place of Beginning, and containing 12.02 acres of land, including any Right-of-Way.

TRACT 2:

FIELD NOTES on the Plat Limits of Lots 201-220 and Tract B, SUNRISE ESTATES, an Addition to the City of Lubbock, Lubbock County, Texas, further described as follows:

BEGINNING at a found 1/2" rod with cap marked R.P.L.S. 4460 for the Northeast corner of this tract from whence the Northeast corner of the South Half (S/2) of Section 20, Block E-2 bears East 390.06 feet;

THENCE South 127.81 feet to a found rod with orange cap;

THENCE S. 31° 10' 31" W. 17.11 feet to a found rod with orange cap;

THENCE S. 62° 21' 02" W. 70.03 feet to a found rod with orange cap;

THENCE S. 47° 18' 44" W. 131.02 feet to a found rod with orange cap;

THENCE S. 39° 18' 43" W. 277.88 feet to a found rod with orange cap;

THENCE S. 52° 02' 39" W. 75.52 feet to a found rod with orange cap;

THENCE West 106.84 feet to a found rod with orange cap;

THENCE North 324.42 feet to a set 1/2" rod with cap marked R.P.L.S. 4460;

THENCE Northeasterly around a curve to the right, have a chord bearing of N. 29° 15' 13" E. a radius of 67.0 feet, a chord length of 65.48 feet and a central angle of 58° 30' 27", to a set 1/2" rod with orange cap;

THENCE North 149.83 feet to a set 1/2" rod with orange cap;

THENCE East 495.52 feet, to the Place of Beginning, and containing 4.32 acres of land including any Right-of-Way.

TRACT 3:

FIELD NOTES on the Plat Limits of Lots 221-297 and Tract C, SUNRISE ESTATES, an Addition to the City of Lubbock, Lubbock County, Texas, further described as follows:

BEGINNING at a found 1/2" rod with orange cap marked R.P.L.S. 4460 for the Northeast corner of this tract, in the North line of the S/2 of Section 20, Block E-2, Lubbock County, Texas, from whence the Northeast corner of the S/2 of Section 20 bears East, 885.58 feet;

THENCE South 149.83 feet to a found 1/2" rod with orange cap marked RPLS 4460;

THENCE Southwesterly around a curve to the left, having a radius of 67 feet, through a central angle of 58° 30' 27", an arc distance of 68.42 feet, on a chord

SCHEDULE C - 13

bearing of S 29° 15' 13" W, a chord distance of 65.48 feet, to a found 1/2" rod with orange cap marked R.P.L.S. 4460;
THENCE South 419.43 feet to a found 1/2" rod with orange cap marked R.P.L.S. 4460, at a point of curvature;

THENCE Southwesterly around a curve to the right, having a radius of 15 feet, through a central angle of 89° 56' 54", an arc distance of 23.55 feet, on a chord bearing of S 45° 01' 33 W, a chord distance of 21.20 feet;

THENCE West 164.00 feet to a found 1/2" rod with orange cap marked R.P.L.S. 4460, at a point of curvature;

THENCE Northwesterly around a curve to the right, having a radius of 15 feet, through a central angle of 90° 03' 06", an arc distance of 23.58 feet, on a chord bearing of N 44° 58' 27" W, a chord distance of 21.22 feet;

THENCE S 89° 58' 13" W, 52.00 feet to a found 1/2" rod with orange cap marked R.P.L.S. 4460, at a point of curvature;

THENCE Southwesterly around a curve to the right, having a radius of 15 feet, through a central angle of 89° 56' 54", an arc distance of 23.55 feet, on a chord bearing of S 45° 01' 33" W, a chord distance of 21.20 feet;

THENCE West 164.00 feet to a found 1/2" rod with orange cap marked R.P.L.S. 4460, at a point of curvature;

THENCE Northwesterly around a curve to the right, having a radius of 15 feet, through a central angle of 90° 03' 06", an arc distance of 23.58 feet, on a chord bearing of N 44° 58' 27" W, a chord distance of 21.22 feet;

THENCE S 89° 58' 13" W, 52.00 feet to a found 1/2" rod with orange cap marked R.P.L.S. 4460, at a point of curvature;

THENCE Southwesterly around a curve to the right, having a radius of 15 feet, through a central angle of 89° 56' 54", an arc distance of 23.55 feet, on a chord bearing of S 45° 01' 33" W, a chord distance of 21.20 feet;

THENCE West 164.00 feet to a found 1/2" rod with orange cap marked R.P.L.S. 4460, at a point of curvature;

THENCE Northwesterly around a curve to the right, having a radius of 15 feet, through a central angle of 90° 03' 06", an arc distance of 23.58 feet, on a chord bearing of N 44° 58' 27" W, a chord distance of 21.22 feet;

THENCE S 89° 58' 13" W, 52.00 feet to a found 1/2" rod with orange cap marked R.P.L.S. 4460, at a point of curvature;

THENCE Southwesterly around a curve to the right, having a radius of 15 feet, through a central angle of 89° 6' 54", an arc distance of 23.55 feet, on a chord bearing of S 4501' 33".W, a chord distance of 21.20 feet;

THENCE West 164.00 feet to a found 1/2"rod with orange cap marked R.P.L.S. 4460;

THENCE N 0° 03' 06' E, 641.38 feet, to a found 1/2" rod with orange cap marked R.P.L.S. 1460;

SCHEDULE C - 14

THENCE East, 948.42 feet to the Place of Beginning, and containing 13.52 acres, including any Right-of-Way,

Lynn County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5172	Lynn County Interchange Parcel 2	County Clerk’s File No. 2013-1122, and in Volume 434, at Page 527 et seq., Official Public Records, Lynn County, Texas dated as of July 8, 2013 and recorded August 19, 2013 as to the following properties:

THE SURFACE ESTATE ONLY OF a 2.377 acre tract of land lying in the Southeast Part of Section 502, Block 1, E.L. & R.R. Survey, Lynn County, Texas, said 2.377 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a 3/8" iron rod with cap marked "HBD" set in the South line of Section 502 for the Southwest corner of a tract known as 5.00 acres recorded in Volume 163, Page 22, Deed Records of Lynn County, Texas whence a 3/4" iron pipe found for the Southeast corner of Section 502 bears South 88 degrees 28 minutes 40 seconds East, a distance of 435.60 feet;

THENCE North 88 degrees 28 minutes 40 seconds West, along the South line of Section 502, a distance of 100.00 to a 3/8” iron rod with cap marked “HBD” set for corner;

THENCE North 01 degree 54 minutes 20 seconds East, at a distance of 30.0 feet pass a 3/8” iron rod with cap marked “HBD” set for reference, continue for a total distance of 600.00 feet to a 3/8” iron rod with cap marked “HBD” set for corner;

THENCE South 88 degrees 28 minutes 40 seconds East, at a distance of 505.60 feet pass a 3/8” iron rod with cap marked “HBD” set for reference, continue for a total distance of 535.60 feet to a 3/8” iron rod with cap marked “HBD” set for corner in the East line of Section 502;

THENCE South 01 degree 54 minutes 20 seconds West, at a distance of 100.00 feet pass a 3/8” iron rod with cap marked “HBD” set for corner, same being the Northeast corner of said 5.00 acre tract;

THENCE North 88 degrees 28 minutes 40 seconds West, at a distance of 30.0 feet pass a 3/8” iron rod with cap marked “HBD” set for reference, continue for a total distance of 435.60 to a 3/8” iron rod with cap marked “HBD” set for corner, same being the Northwest corner of said 5.00 acre tract;

THENCE South 01 degree 54 minutes 20 seconds West, at a distance of 470.00 feet pass a 3/8” iron rod with cap marked “HBD” set for reference, continue for a total distance of 500.00 feet to the POINT OF BEGINNING of this tract;

Said tract contains a computed area 2.377 acres of land, more or less, and the bearings shown herein are relative to the Texas Coordinate System North Central Zone (4202) NAD 83.

SCHEDULE C - 15

Ochiltree County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5164	Wade Substation Parcel 2
County Clerk’s Instrument No. 2013-103016 and in Volume 775, at Page 60 et seq., Official Public Records, Ochiltree County, Texas dated June 17, 2013 and recorded July 31, 2013 and recorded again as County Clerk's Instrument No. 2013-103734 on October 11, 2013 to correct the legal description as to the following property:

A 1.00+/- acre tract of land out of Section 140, Block 10, S.P.R.R. Survey, Ochiltree County, Texas, further being out of a tract of land being described in that certain instrument recorded in Volume 709, Page 769, of the Official Public Records of Ochiltree County, Texas, said 1.00+/- acre tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. February 19, 2013 and being described by metes and bounds as follows:

BEGINNING at an iron rod with brass cap marked "CPS" found in the North Right-of-Way line of County Road F, same being the Southwest comer of a 1.00 +/- acre tract of land described in that certain instrument recorded in Volume 538, Page 82, of the Official Public Records of Ochiltree County, Texas;

THENCE S. 89° 37' 56" W. 86.44 feet along said North Right-of-Way line to a 1/2 inch iron rod with cap stamped "Furman RPLS" set for the Southwest corner of this tract of land;

THENCE N. 00° 27' 29" W. 295.14 feet to a 1/2 inch iron rod with cap stamped "Furman RPLS" set for the Northwest corner of this tract of land;

THENCE N. 89° 37' 55" E. 295.14 feet to a 1/2 inch iron rod with cap stamped "Furman RPLS" set in the West Right-of-Way line of County Road 24 for the Northeast corner of this tract of land;

THENCE S. 00° 27' 29" E. 86.44 feet along said West Right-of-Way line to an iron rod with brass cap marked "CPS" found for the East-Southeast corner of this tract of land, same being the Northeast corner of said 1.00 +/- acre tract of land;

THENCE S. 89° 37' 55" W. 208.70 feet along the North line of said 1.00 +/- acre tract of land to an iron rod with brass cap marked "CPS" found for an interior jog corner of this tract of land, same being the Northwest corner of said 1.00+/- acre tract of land;

THENCE S. 00° 27' 29" E. 208.70 feet along the West line of said 1.00± acre tract of land to the PLACE OF BEGINNING and containing a computed area of 1.00 acres of land, more or less.

SCHEDULE C - 16

Parmer County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5135	Parmer County Expansion	County Clerk's Document No. 50462 and in Volume 76, Page 294 et seq., Deed Records, Parmer County, Texas dated January 11, 2011 and recorded January 11, 2011 as to the following property:
A 1.019 acre tract out of a part of Capitol League 521, particularly described as being out of the Southerly part of a tract known as 640 acres as conveyed to the Pecos and North Texas Railway Company by deed recorded in Volume 2, Page 172, Deed Records, Parmer County, Texas. Said 1.019 acre tract is described by metes and bounds as follows:
COMMENCING at a''/2 inch iron rod with plastic cap stamped "RPLS 1848" found in a Northerly line of Section 14, Township 7 South, Range 2 East of a Capitol Syndicate Subdivision as shown by the plat thereof of record in Volume 3, Page 558, Deed Records of Parmer County, Texas for the most Southerly corner of a tract known as 640 acres as conveyed to the Pecos and North Texas Railway Company by deed recorded in Volume 2, Page 172, Deed Records whence an inverted T-Rail found for an inner corner of the tract known as the P. & N.T. Railway Company 640 acre tract bears North 39 degrees 51 minutes 08 seconds West (Record and Base Bearing - Volume 281, Page 241, Deed Records) 2593.34 feet;
THENCE North 39 degrees 51 minutes 08 seconds West along a Northerly line of Section 14, Township 7 South, Range 2 East and a Westerly line of the tract known as the P. & N.T. Railway Company 640 acre tract, 45.39 feet to a 1/2 inch iron rod with plastic cap stamped "HBD" set for the most Southerly and Beginning corner of this tract;
THENCE continuing North 39 degrees 51 minutes 08 seconds West along a Northerly line of Section 14 Township 7 South, Range 2 East and a Westerly line of the tract known as the P. & N.T. Railway Company 640 acre tract, a distance of 208.79 feet to a 1/2 inch iron rod with plastic cap stamped "HBD" set for corner, whence a 1/2 inch iron rod with plastic cap stamped "RPLS 1848" found for the most Northerly Northwesterly corner of Section 14 and a Northerly corner of Section 15, Township 7 South, Range 2 East bears North 39 degrees 51 minutes 08 seconds West, 92.12 feet;
THENCE North 51 degrees 52 minutes 07 seconds East 215.77 feet to a 1/2 inch iron rod with plastic cap stamped "RPLS 1848" found for the Westerly corner of the Southwestern Public Service Company tract known as 1.00 acre;
THENCE South 38 degrees 07 minutes 53 seconds East 208.70 feet to a 1/2 inch iron rod with plastic cap stamped "RPLS 1848" found for the Southerly corner of the Southwestern Public Service Company tract known as 1.00 acre;
THENCE South 51 degrees 52 minutes 07 seconds West 209.49 feet to the Place of Beginning.

SCHEDULE C - 17

Potter County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
880	Hastings Substation	County Clerk’s File No. 1224959, Official Public Records, Potter County, Texas dated October 25, 2012 and recorded October 25, 2012 as to a 5.045 acre tract of land out of the Northeast Quarter of Section 190, Block 2, A. B. & M. Survey, Potter County, Texas, said 5.045 acre tract of land being described by metes and bounds as follows:

BEGINNING at the Intersection of the North line of said Section 190 and the West right-of-way line of F. M. 2176 (Broadway Drive), whence a 1/2" rebar with cap found at the Northeast corner of said Section 190 bears N 89°56'56" E bearings contained herein are relative to true North as determined from GPS observations -91.92 feet.
THENCE S 04° 07' 04" E, along the West right-of-way line of said F. M. 2176 at 30.08 feet pass a 1/2" X 24 rebar with a plastic cap stamped "DAVIS GEOMATICS" (such type rebar and cap hereafter referred to as a DAVIS CAP) set for reference, continue for a total distance of 320.93 feet to a DAVIS CAP set at the beginning of a curve to the right;
THENCE along said curve to the right having a radius of 1860.08 feet, a long chord bearing of S. 02° 07' 08" E. and a long chord length of 129.77, for an arc length distance of 129.80 feet to a DAVIS CAP set;
THENCE S. 00° 07' 04" E., along said West right-of-way line of F. M. 2176, 0.19 feet to a DAVIS CAP set;
THENCE S. 89° 56' 56" W., 500.00 feet to a DAVIS CAP set;
THENCE N. 00° 07' 04" W., at 420.00 feet pass a DAVIS CAP set for reference, continue for a total distance of 450.00 feet to a DAVIS CAP set on the North line of said Section 190 whence a 1/2" rebar with cap found at the Northwest corner of said Section 190 bears S 89°56'56" W, 4715.36 feet; and
THENCE N. 89° 56'56" E. along the North line of said Section 190 at 472.65 feet pass a PK nail found, continue for a total distance of 473.08 feet to the POINT OF BEGINNING of this tract of land; Said tract contains a computed area of 5.045 acres of land as described.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5143	Rolling Hills Substation	County Clerk's Document No. 01207476 and in Volume 4377, at Page 661 et seq., Official Public Records, Potter County, Texas

as to the following property:
Tract Nos. 134 and 135, of West Side River Road Gardens, a subdivision out of Section 163, Block 2, AB&M Survey, Potter County, Texas, according to the recorded map or plat thereof, of record in Volume 128, Page 620, of the Deed Records of Potter County, Texas, Save and Except a 20,000 square foot tract of land out of Tract 135, conveyed to Southwestern Public Service

SCHEDULE C - 18

Company, by Deed recorded in Volume 1356, Page 346, described by metes and bounds as follows:
A 20,000 square foot tract of land out of Tract 135 of the West Side River Road Gardens, a subdivision of Section 163, Block 2, AB&M Survey, Potter County, Texas, described by metes and bounds as follows:
Point of Beginning is the Southeast corner of said Tract 135;
THENCE West along the South line of Tract 135, 100 feet to a point on the South line thereof; THENCE North parallel to the East line of such Tract, a distance of 200 feet to a point;
THENCE East parallel to the South line of such Tract, a distance of 100 feet to a point in the East line of said tract;
THENCE South along the East line of such Tract, a distance of 200 feet to the Point of Beginning.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5143	Rolling Hills Substation	County Clerk's Document No. 01207402 and in Volume 4377, at Page 250 et seq., Official Public Records, Potter County, Texas

as to the following property:
Lots 128 through 133 of West-Side River Road Gardens Addition, an addition to the City of Amarillo, Potter County, Texas, according to the map or plat thereof recorded in Volume 128, Page 620, of the Deed Records of Potter County, Texas.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5162	Rolling Hills Substation Tract 3	County Clerk’s File No. 1215520, and in Volume 4417, at Page 687 et seq., Official Public Records, Potter County, Texas dated May 4, 2012 and recorded May 14, 2012 as to the following property:
Tract 136, West-Side River Road Gardens Addition, an Addition to the City of Amarillo, Potter County, Texas, according to the map or plat thereof recorded in Volume 128, Page 620, of the Deed Records of Potter County, Texas.

Randall County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5148	Randall County Substation Parcel 2	County Clerk’s File No. 2012-004913, Official Public Records, Randall County, Texas dated March 16, 2012

SCHEDULE C - 19

as to a 29.31 ± acre tract of land out of Section 110, Block 2, A. B. &M. Survey, Randall County, Texas, further being a portion of that 122.16 acre tract of land being described in that certain instrument recorded under County Clerk's File No. 2005025060, of the Official Public Records of Randall County Texas, said tract of land having been surveyed on the ground by Furman Land Surveyors, Inc. on February 10, 2012, and being described by metes and bounds as follows:
BEGINNING at a point in the West Line of said Section 110, same being the East line of Section 119, Block 2, for the most West Northwest and BEGINNING CORNER of this tract of land, from whence a 3/4" iron pipe found for the Northwest corner of said Section 110 and the common corner of Sections 110, 119, 120, and 109, same Block, bears N. 00° 06' 47" E. 684.67 feet;
THENCE N. 89° 58' 19" E. along the south line of a 14.0 +/- acre tract of land described in that certain instrument recorded in Volume 549, Page 249 of the Deed Records of Randall County, Texas, at 25.36 feet pass a 3/4" iron pipe found as call for in said Clerk's File Number 2005025060, a total distance of 949.77 feet to a 3/4" iron pipe found as call for in said Clerk's File Number 2005025060, for an interior jog corner of this tract of land;
THENCE N. 00° 05' 32" E. along a West line of said tract of land described in that certain instrument recorded in Clerk File Number 2005025060 and the East line of said 14.0 +/- acre tract of land, at 659.73 feet pass a 3/4" iron pipe found as call for in said Clerks file number 2005025060, a total distance of 684.14 feet to a point in the North line of said Section 110 and the South line of said Section 109 for the most North Northwest corner of this tract of land, from whence said 3/4" iron pipe found for the said Northwest corner of Section 110, bears N. 89° 59', 44" W. 949.52 feet;
THENCE S. 89° 59' 44" E. 542.00 feet along said North line of Section 110 and South line of said Section 109, to a point for the Northeast corner of this tract of land, from whence a 1/2" iron rod found for the Northeast corner of said Section 110 bears S. 89° 59' 44" E. 3786.54 feet;
THENCE S. 00° 00' 16" W. at 25.00 pass a 1/2" iron rod with cap stamped "FURMAN RPLS" set, a total distance of 1294.54 feet to a 1/2" iron rod with cap stamped "FURMAN RPLS" set for the Southeast corner of this tract of land, same being a point in the South line of said 122.10 +/- acre tract of land and in the North line of a 481.81 +/- acre tract of land being described in that certain instrument recorded under Clerk's File Number 2003009086;
THENCE N. 89° 42' 06" W. along the South line of said 122.16 +/- acre tract of land and the North line of said 481.81 +/- acre tract of land, at 1468.56 feet pass a 1/2" iron rod with cap stamped "DORSEY" found for a total distance of 1493.98 feet to a 1/2 inch iron rod found in the West line of said Section 110 and East Line of said Section 119, from whence a 1/2" iron rod found for the Southwest corner of said Section 110 and the common corner of Sections 110, 111, 118 and 119, same block, bears S. 00° 06' 47" W. 4006.84 feet; and
THENCE N. 00° 06' 47" E. (Base Line) along said West line of Section 110 and East line of Section 119, 602.20 feet to the PLACE OF BEGINNING; and containing 29.31 acres of land, more or less, including roadways.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5166	Bushland Interchange Parcel 2	County Clerk’s File No. 2013008707, Official Public Records, Randall County, Texas dated April 1, 2013 and recorded May 14, 2013

SCHEDULE C - 20

as to the following property:

Being a 6.000 acre tract of land lying in Section 199, Block 9, Randall County, Texas and being further described by metes and bounds as follows:

BEGINNING at a 1/2" iron rod with cap marked "APEX" found in the West line of Section 199, for the Northwest corner of a tract known as 6 acres recorded in Volume 472, Page 106, Deed Records of Randall County, Texas, whence a 5/8" iron rod found for the Southwest corner of Section 199 bears South 00 degrees 28 minutes 38 seconds West, 396.02 feet;

(1)THENCE North 00 degrees 28 minutes 38 seconds East, along the West line of Section 199, a distance of 396.09 feet to a 3/8" iron rod with cap marked "HBD" set for corner;

(2)THENCE South 89 degrees 40 minutes 24 seconds East, parallel with the South line of Section 199, a distance of 660.00 feet to a 3/8" iron rod with cap marked "HBD" set for corner,

(3)THENCE South 00 degrees 28 minutes 25 seconds West, a distance of 395.90 feet to an auto axle found for the Northeast corner of said tract known as 6 acres;

(4)THENCE North 89 degrees 41 minutes 24 seconds West, along the North line of said tract known as 6 acres, a distance of 660.03 feet to the POINT OF BEGINNING of this tract;

Said tract contains a computed area of 6.000 acres of land.

Swisher County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5173	Kress Rural Interchange	County Clerk’s File No. 0891 and in Volume 405, at Page 812 et seq., Official Public Records, Swisher County, Texas dated September 11, 2013 and recorded September 18, 2013 as to the following properties:

A 1.051 acre tract of land out of Survey No. 3, Block 1, R. L. McMurtry Survey, Swisher County, Texas, and being a portion of the South 116.27 acres of said Survey No. 3 as described in Volume 276, Page 719 of the Official Public Records of Swisher County, Texas, said 1.051 acre tract of land being described by metes and bounds as follows:

COMMENCING at a railroad spike found on the East side of said Survey No. 3, Block 1, R. L. McMurtry Survey whence a 5/8” rebar found bears S 00°06’09” W, 5300.98 feet;

THENCE S 89°53’45” W – bearings contained herein are relative to true North as determined from GPS observations – 45.00 feet to a point whence a railroad spike bears S 89°53’45” W, 909.57 feet;

SCHEDULE C - 21

THENCE S 00°06’15” E, 40.00 feet to a 1/2” x 24” rebar with plastic cap stamped “DAVIS GEOMATICS” (such type rebar and cap hereafter referred to as a DAVIS CAP) set at the POINT OF BEGINNING of this tract of land;

THENCE S 00°06’15” E, 256.30 feet to a DAVIS CAP set;

THENCE S 89°46’28” W, at 25.11 feet pass a 1/2” rebar with cap found, continue for a total distance of 178.60 feet to a DAVIS CAP set;

THENCE N 00°06’15” W, 256.63 feet to a DAVIS CAP set;

THENCE N 89°53’45: E; 178.60 feet to the POINT of BEGINNING of this tract of land;

Said tract contains a computed area of 1.051 acres of land as described.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5177	Swisher Substation	County Clerk’s File No. 0189 and in Volume 408, at Page 643 et. seq., Official Public Records, Swisher County, Texas dated February 3, 2014 and recorded February 20, 2014 as to the following properties:

A 4.00 acre tract of land lying in Section 36, Block M-13, Swisher County, Texas, being a part of that certain 774.78 acre tract conveyed to Donald C. Ebeling, Jr. et ux, by Warranty Deed with Vendor's Lien recorded in Volume 374, Page 536, Deed Records of Swisher County, Texas, said 4.00 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a 1/2" iron rod found in the East line of Section 36, whence a 3/4" iron pipe found for the Southeast corner of Section 36 bears South 00 degrees 08 minutes 00 seconds West, 330.0 feet;

THENCE North 89 degrees 46 minutes 54 seconds West, along the North line of that certain 5.00 acre tract conveyed to Southwestern Public Service Company by Warranty Deed recorded in Volume 226, Page 122, Deed Records of Swisher County, Texas, a distance of 659.72 feet to a 3/4" iron pipe found for corner;

THENCE North 00 degrees 05 minutes 45 seconds East, a distance of 263.96 feet to a 3/8" iron rod with cap marked "HBD" set for corner;

THENCE South 89 degrees 47 minutes 09 seconds East, at a distance of 633.89 feet pass a 3/8" iron rod with cap marked "HBD" set for reference, continue for a total distance of 659.89 feet to a 3/8" iron rod with cap marked "HBD" set for corner in the East line of Section 36;

THENCE South 00 degrees 08 minutes 00 seconds West, along the East line of Section 36, a distance of 264.00 feet to the POINT OF BEGINNING of this tract;

Said tract contains a computed area of 4.00 acres of land.

SCHEDULE C - 22

Terry County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5165	Sulphur Springs Substation Parcel 2	County Clerk’s File No. 261442, Official Public Records, Terry County, Texas dated July 8, 2013 and recorded July 24, 2013 as to the following property:

Tract 1:

A 1.495 acre tract of land out of the Southwest quarter (SW/4) Section 5, Block C-36, Public School Lands in Terry County, Texas, being further described by metes and bounds as follows:

Commencing at a 1/2 inch iron rod found for the Southwest corner of Section 5, Block C-36;

(1)THENCE South 87° 57' 02" East, along the South line of Section 5, a distance of 450.03 feet to a 5/8 inch iron rod found for the Southwest and Beginning corner of this tract;

(2)THENCE North 01° 55' 43' East, along the East line of a tract conveyed to SPS Co. in Warranty Deed of record in Volume 547, Page 497 of the deed records of Terry County, Texas, a distance of 281.62 feet to a 1/2 inch iron rod found;

(3)THENCE North 43° 00' 27" West, along the North line of said SPS tract, a distance of 32.56 feet to a 3/8 inch iron rod with cap stamped "HBD" set for the beginning of a curve to left having a radius of 1345 feet;

(4)THENCE Southeasterly along said curve to the left having a chord bearing of South 60° 56" 01" East, chord distance of 670.60 feet; and an arc length of 677.75 feet to a 3/8 inch iron rod with cap stamped "HBD" set in the South line of said Section 5;

(5)THENCE North 87° 57' 02" West, along the South line of Section 5, a distance of 573.78 feet to the place of beginning.

Said tract contains a computed area of 1.495 acres of land.

Tract 2:

A 1.893 acre tract of land out of the Southwest quarter (SW/4) Section 5, Block C-36, Public School Lands in Terry County, Texas, being further described by metes and bounds as follows:

Commencing at a 1/2 inch iron rod found for the Southwest corner of Section 5, Block C-36;

(1)THENCE North 01° 56' 02" East, along the West line of said Section 5, a distance of 400.5 feet to a 1/2 inch iron rod found for the Southwest and Beginning corner of this tract;

(2)THENCE North 01° 56' 02" East, along the West line of said Section 5, a distance of 648.98 feet to a 3/8 inch iron rod with cap stamped "HBD" set for the beginning of a curve to the left having a radius of 1345 feet;

(3)THENCE Southeasterly along said curve to the left having a chord bearing of South 24° 58' 18" east, a chord distance of 728.64 feet, and an arc length of 737.85 feet to

SCHEDULE C - 23

a 3/8 inch iron rod with cap stamped "HBD " set in the north line of a tract conveyed to SPS Co. in Warranty Deed of Record in Volume 547, Page 497 Deed Records of Terry County, Texas;

(4)THENCE North 87° 55’ 50" West, along the North line of said tract conveyed to SPS Co. a distance of 329.72 feet to the place of beginning.

Said tract contains a computed area of 1.893 acres of land.

Wheeler County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded in
5174	Coburn Substation	Volume 679, at Page 162 et seq., Official Public Records, Wheeler County, Texas dated October 9, 2013 and recorded October 15, 2013 as to the following properties:

A 9.31 acre tract of land out of Section 4, AB&M Survey, Wheeler County, Texas, being out of a tract of land described in that certain instrument recorded in Volume 563, Page 730, Official Public Records, Wheeler County, Texas, described as follows:

COMMENCING at a railroad spike found for the Northeast corner of said Section 4, from whence a mag nail found for the Northwest corner of said Section 4 bears S. 89° 17’ 30” W. (Base Line) 5284.43 feet;

THENCE S. 89° 17’ 30” W. 2642.22 feet along the North line of said Section 4 to a point;

THENCE S. 01° 07’ 34” E. 50.00 feet to a 1/2 inch iron rod with a cap stamped “Furman RPLS” set for the northwest and BEGINNING CORNER of this tract of land in the South Right of Way line of Highway 152, same being in the common line of said tract of land described in Volume 563, Page 730, and a tract of land described in that certain instrument recorded in Volume 475, Page 321, Official Public Records, Wheeler County, Texas;

THENCE N. 89° 17’ 30” E. 439.10 feet along said South Right of Way line to a point for the Northeast corner of this tract;

THENCE S. 01° 07’ 34” E. 922.17 feet to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for the Southeast corner of this tract;

THENCE S. 88° 52’ 26” W. 439.09 feet to a 1/2 inch iron rod with cap stamped “Furman RPLS” set for the Southwest corner of this tract of land in the common line of said tract of land described in Volume 563, Page 730 and said tract of land described in Volume 475, Page 321;

THENCE N. 01° 07’ 34” W. 925.37 feet along said common line to the PLACE OF BEGINNING and containing a computed area of 9.31 acres of land, more or less.

SCHEDULE C - 24

Yoakum County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5144	Yoakum County Interchange Expansion	County Clerk's Document No. 2011-1978 Official Public Records, Yoakum County, Texas dated September 30, 2011 and recorded October 12, 2011 as to the following property:

Being a 20.00 acre, more or less, tract of land lying in the Southwest corner of Section 551, Block D, John H. Gibson Survey, Yoakum County, Texas, and being further described by metes and bounds as follows:
BEGINNING at a 1-1/4" iron pipe found for the Southwest corner of Section 551 and the Southwest corner of this tract;
(1)THENCE North 02°32'27" East, (Bearings referenced to the Texas Coordinate System, North Zone, NAD83) along the West line of Section 551, a distance of 880.00 feet to a 2" aluminum cap marked "5155" found for the Northwest corner of this tract;
(2)THENCE South 87°34'57" East, parallel with the South line of Section 551, a distance of 990.00 feet to a 3/8" iron rod with cap marked "HBD" set for the Northeast corner of this tract;
(3)THENCE South 02°32'27" West, parallel with the West line of Section 551, at a distance of 840.00 feet pass a 3/8" iron rod with cap marked "HBD" set for reference, continue for a total distance of 880 feet to a 3/8" iron rod with cap marked "HBD" set for the Southeast corner of this tract;
(4)THENCE North 87°34'57" West, along the South line of Section 551, a distance of 990.00 feet to the Point of Beginning of this tract;

Said tract contains a computed area of 20.00 acres of land

SCHEDULE C - 25

2.    Water Rights. The following described water rights acquired by the Company in 2012 and described in the following Deeds into the Company (the “Water Rights”):

Lamb County, Texas

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded in
	Water Rights Barrett Tract	Volume 695, at Page 758 et seq., Official Records, Randall County, Texas dated December 14, 2012 as to the water and water rights conveyed to Southwestern Public Service Company by Richard M. Barrett, Brenda Barrett, John Bruce Barrett, Cynthia McGuire Barrett, Michael Keith Barrett, and Ginger Ann Barrett by Deed dated December 14, 2012, which is recorded as set out above as to the following described property:
A 13.267 acre tract of land being situated in Section 29, Block T-1, T. A. Thompson Survey, and Section 6, Block A-5, Lamb County, Texas, said 13.267 acre tract being more particularly described by metes and bounds as follows:
Commencing at a 1/2" iron rod found in the West line of Section 29 for the Northwest corner of that certain 177.34 acre tract described in Volume 593, Page 840, Deed Records of Lamb County, Texas;
Thence South 87 degrees 56 minutes 47 seconds East, along the North line of said tract known as 177.34 acres, a distance of 657.54 feet to the POINT OF BEGINNING of this tract;
(1)THENCE South 87 degrees 56 minutes 47 seconds East, along the North line of said tract known as 177.34 acres, a distance of 90.00 feet to a point for corner in the East line of Section 29;
(2)THENCE South 02 degrees 12 minutes 13 seconds West, along the East line of Section 29 and the East line of Section 6, a distance of 1595.23 feet to an interior corner of Section 6, same being the Southwest corner of Section 39, Block T-1, T. A. Thompson Survey;
(3)THENCE South 87 degrees 17 minutes 32 seconds East, along the most Southerly North line of Section 6, a distance of 1 938.84 feet to a point for corner on the East line of said tract known as 177.34 acres;
(4)THENCE South 02 degrees 21 minutes 33 seconds West, a distance of 150.00 feet to a point for corner;
(5)THENCE North 87 degrees 17 minutes 32 seconds West, a distance of 1214.08 feet to a point for corner;
(6)THENCE North 42 degrees 17 minutes 32 seconds West, a distance of 172.31 feet to a point for corner;
(7)THENCE South 47 degrees 42 minutes 28 seconds West, a distance of 172.31 feet to a point for corner;

SCHEDULE C - 26

(8)THENCE North 87 degrees 17 minutes 32 seconds West, a distance of 670.97 feet to a point for corner;
(9)THENCE North 02 degrees 12 minutes 13 seconds East, a distance of 1394.61 feet to a point for corner;

(10)THENCE North 47 degrees 12 minutes 13 seconds East, a distance of 141.83 feet to a point for corner; and
(11)THENCE North 02 degrees 12 minutes 13 seconds East, a distance of 248.66 feet to the POINT OF BEGINNING of this tract;
Said tract contains a computed area of 13.267 acres of land. Bearings are based upon Texas Coordinate System, North Central zone, NAD 1983.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded at
5170	Barrett Tract 2 Water Rights	County Clerk’s File No. 1382, and in Volume 704, at Page 221 et seq., Official Public Records, Lamb County, Texas dated June 27, 2013 and recorded July 13, 2013 as to the water and water rights conveyed to Southwestern Public Service Company by John Bruce Barrett, Independent Executor of the Estate of Francis Edward Barrett a/k/a Frank Barrett, deceased, and as Independent Executor of the Estate of Betty C. Barrett, deceased, and in his individual capacity, and Steven Frank Barrett, and Nancy Barrett Purcell by Deed dated June 27, 2013, which is recorded as set out above as to the following described property:

A tract of land situated in Labors 3, 4, 7, 8, 9, 10, 11 & 12, League 637, Lamb County, Texas, being the East 806.4 acres of that certain 1407.11 acre tract conveyed to Frank Barrett in Volume 532, Page 139, said 806.4 acre tract being more particularly described by metes and bounds as follows:

BEGINNING at a concrete monument stamped "8, 9, 12, 13" found for the Southeast corner of Labor 8, same being the Southwest corner of Labor 9 and the Northwest corner of Labor 12;

(1)THENCE North 87 degrees 45 minutes 29 seconds West, along the South line of Labor 8, a distance of 2777.78 feet to a 3/8" iron rod found for the Southwest corner of Labor 8, same being the Southeast corner of Labor 7;

(2)THENCE North 87 degrees 42 minutes 51 seconds West, along the South line of Labor 7, a distance of 2777.75 feet to the Southwest corner of Labor 7;

(3)THENCE North 02 degrees 49 minutes 42 seconds East, along the West line of Labor 7 and Labor 4, a distance of 2815.75 feet to a point;

(4)THENCE South 61 degrees 54 minutes 12 seconds East, crossing into Labor 7, a distance of 267.47 feet to a point;

(5)THENCE North 70 degrees 48 minutes 07 seconds East, crossing into Labor 4, a distance of 590.93 feet to a point;

SCHEDULE C - 27

(6)THENCE North 63 degrees 02 minutes 00 seconds East, a distance of 742.28 feet to a 1/2" iron rod found for corner;

(7)THENCE North 60 degrees 51 minutes 55 seconds East, a distance of 366.84 feet to a point;

(8)THENCE South 79 degrees 01 minute 52 seconds East, a distance of 480.81 feet to a point;

(9)THENCE South 64 degrees 34 minutes 23 seconds East, a distance of 413.04 feet to a point;

(10)THENCE South 56 degrees 40 minutes 54 seconds East, crossing into Labor 3, a distance of 580.82 feet to a point;

(11)THENCE South 54 degrees 45 minutes 10 seconds East, crossing into Labor 8, a distance of 440.26 feet to a point;

(12)THENCE South 02 degrees 53 minutes 49 seconds West, a distance of 82.54 feet to a point;

(13)THENCE North 75 degrees 42 minutes 32 seconds East, crossing into Labor 3, a distance of 539.16 feet to a point;

(14)THENCE North 77 degrees 34 minutes 34 seconds East, a distance of 372.22 feet to a point;

(15)THENCE South 86 degrees 54 minutes 22 seconds East, a distance of 382.05 feet to a point;

(16)THENCE North 89 degrees 51 minutes 20 seconds East, a distance of 526.31 feet to a 1/2" iron rod found for corner;

(17)THENCE South 63 degrees 23 minutes 43 seconds East, crossing into Labor 8 and Labor 9, a distance of 398.14 feet to a point;

(18)THENCE South 66 degrees 26 minutes 08 seconds East, a distance of 706.91 feet to a point;

(19)THENCE South 48 degrees 13 minutes 40 seconds East, a distance of 189.42 feet to a point;

(20)THENCE South 34 degrees 13 minutes 57 seconds East, a distance of 641.30 feet to a point;

(21)THENCE South 04 degrees 20 minutes 23 seconds West, a distance of 901.66 feet to a point;

(22)THENCE South 03 degrees 39 minutes 22 seconds East, a distance of 531.70 feet to a point;

(23)THENCE South 40 degrees 58 minutes 33 seconds East, a distance of 306.75 feet to a point;

(24)THENCE South 50 degrees 22 minutes 07 seconds East, a distance of 325.57 feet to a point;

SCHEDULE C - 28

(25)THENCE South 59 degrees 43 minutes 15 seconds East, crossing into Labor 12, a distance of 784.62 feet to a point;

(26)THENCE South 88 degrees 03 minutes 21 seconds East, a distance of 314.85 feet to a point;

(27)THENCE North 80 degrees 15 minutes 01 second East, crossing into Labor 11, a distance of 498.13 feet to a point;

(28)THENCE North 66 degrees 00 minutes 42 seconds East, a distance of 502.85 feet to a point;

(29)THENCE North 50 degrees 47 minutes 33 seconds East, crossing into Labor 10, a distance of 423.77 feet to a point;

(30)THENCE North 77 degrees 12 minutes 17 seconds East, a distance of 495.08 feet to a point;

(31)THENCE South 74 degrees 29 minutes 14 seconds East, a distance of 308.93 feet to a point;

(32)THENCE South 81 degrees 31 minutes 41 seconds East, a distance of 482.65 feet to a point;

(33)THENCE South 87 degrees 59 minutes 57 seconds East, a distance of 328.27 feet to a point in the East line of Labor 10;

(34)THENCE South 02 degrees 49 minutes 42 seconds West, along the East line of Labor 10 and Labor 11, a distance of 3023.94 feet to the Southeast corner of Labor 11;

(35)THENCE North 87 degrees 47 minutes 49 seconds West, along the South line of Labor 11 and Labor 12, at 25.64 feet pass a railroad spike found, continue for a total distance of 5555.56 feet to a 1/2" iron rod found for the Southwest corner of Labor 12;

(36)THENCE North 02 degrees 49 minutes 44 seconds East, along the West line of Labor 12, a distance of 2777.13 feet to the POINT OF BEGINNING of this tract.

Said tract contains a computed area of 806.4 acres of land. Bearings are based upon Texas Coordinate System, North Central Zone, NAD 1983.

SPS Id. No.	Common Name	Deed into Southwestern Public Service Company Recorded in
	Water Rights Roberson Tract	Volume 695, at Page 345 et seq., Official Records, Randall County, Texas dated December 12, 2012 as to the water and water rights conveyed to Southwestern Public Service Company by Lavora Joyce Roberson, Trustee of the Roberson Trust under an instrument dated October 23, 2012, by Deed dated December 12, 2012, which is recorded as set out above as to the following described property:
A 2.57 acre tract of land being situated in Section 29, Block T-1, T. A. Thompson Survey, Lamb County, Texas, said 2.57 acre tract being more particularly described by metes and bounds as follows:

SCHEDULE C - 29

Commencing at a 1/2" iron rod found in the West line of Section 29 for the Southwest corner of that certain 260.40 acre tract described in Volume 444, Page 417, Deed Records of Lamb County, Texas;
Thence South 87 degrees 56 minutes 47 seconds East, along the South line of said tract known as 260.40 acres, a distance of 717.53 feet to the POINT OF BEGINNING of this tract;
(1)THENCE North 02 degrees 12 minutes 13 seconds East, parallel with and 30 feet West of the East line of Section 29, a distance of 3732.36 feet to a point for corner;
(2)THENCE South 87 degrees 18 minutes 09 seconds East, a distance of 30.00 feet to a point for corner in the East line of Section 29;
(3)THENCE South 02 degrees 12 minutes 13 seconds West, along the East line of Section 29, a distance of 3732.02 feet to a point for corner in the South line of said tract known as 260.40 acres; and
(4)THENCE North 87 degrees 56 minutes 47 seconds West, along the South line of said tract known as 260.40 acres, a distance of 30.00 feet to the POINT OF BEGINNING of this tract;

Said tract contains a computed area of 2.57 acres of land. Bearings are based upon Texas Coordinate System, North Central Zone, NAD 1983.

SCHEDULE C - 30

The following properties are in the State of New Mexico and the counties thereof:

CHAVES COUNTY, NEW MEXICO:

Hagerman Rural Substation
SPS Id No: 5146

A tract of land located in Lot 1 of Section 18, Township 10 South, Range 25, N.M.P.M., Chaves County, New Mexico, more particularly described as follows:

Commencing at Northwest corner of Section 18 Township 10 South, Range 25 East, N.M.P.M., Chaves County, New Mexico at a found GLO brass cap; thence S 00 degrees 23 minutes 02 seconds E 661.92 feet to a point on the west section line of Section 18, a found 1/2" pipe and for a point of beginning; thence N 89 degrees 18 minutes 14 seconds E 675.25 feet to a found 1/2" pipe; thence S 00 degrees 52 minutes 48 seconds E 193.30 feet to a set 5/8" rebar with plastic cap marked “WM HICKS NMPS 12348"; thence S 89 degrees 18 minutes 14 seconds W 676.93 feet to a point on the west section line of Section 18, a set 5/8" rebar with plastic cap marked “WM HICKS NMPS 12348"; thence N 00 degrees 23 minutes 02 seconds W 193.30 feet to the point of beginning.

TOGETHER WITH a non-exclusive easement on the West 30 feet of the NE1/4 of Lot 1 of Section 18, Township 10 South, Range 25 East, N.M.P.M. for road.

As excepted and shown on the Boundary Survey by Pettigrew & Associates, P.A. dated July 7, 2011, filed July 8, 2011 and recorded in Survey Book S18, at Page 37.

Capitan Heights Expansion Tracts 1 through 5, inclusive
SPS Id Nos: 5157, 5158, 5159, 5160 & 5161

LOTS TWELVE AND THIRTEEN (12 & 13) in BLOCK TWELVE (12) of AMENDED PLAT of CAPITAN HEIGHTS, in the City of Roswell, County of Chaves and State of New Mexico, as shown on the Official Plat filed in the Chaves County Clerk’s Office on July 21, 1950 and recorded in Book B of Plat Records, Chaves County, New Mexico, at Page 136.

Lots Nineteen (19) and Twenty (20) in Block Twelve (12) of Amended Plat of Capitan Heights, in the City of Roswell, County of Chaves and State of New Mexico, as shown on the Official Plat filed in the Chaves County Clerk’s Office on July 21, 1950 and recorded in Book B of Plat Records, Chaves County, New Mexico, at Page 136.

Lots Fourteen (14) and Fifteen (15) in Block Twelve (12) of Amended plat of Capitan Heights, in the City of Roswell, County of Chaves and State of New Mexico, as shown on the Official Plat filed in the Chaves County Clerk’s Office on July 21, 1950 and recorded in Book B of Plat Records, Chaves County, New Mexico, at Page 136.

CURRY COUNTY, NEW MEXICO:

Pleasant Hill Substation
SPS Id No: 5147

A tract in the Northeast Quarter (NE/4) of the Northeast Quarter (NE/4) of Section Fifteen (15), Township Three North (T3N), Range Thirty-six East (R36E), N.M.P.M., Curry County, New Mexico, described by metes and bounds as follows:

Beginning at a ½ inch iron rod with plastic cap stamped “NM PLS 15514” for the Northeast corner of Section 15, Township 3 North, Range 36 East, N.M.P.M., whence a ½ inch iron rod found for the Southeast corner of said Section 15 bears South 00°45’50” E, 5278.52 feet; a 3/8 inch rod found for the Northwest corner of said Section 15,

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bears S89°12’01” W, 5331.59 feet; and a nail in bottle cap found for the Northeast corner of Section 10 said township and range bears N00°26’33” W, 5285.87 feet; and from whence a ½ inch iron rod with plastic cap stamped “NM PLS 15514” set for reference bears S36°42’31” W, 50.34 feet;

Thence S00°45’50”E, 1319.63 feet to a ½ inch iron rod with plastic cap stamped “NM PLS 15514” set for the Southeast corner of the Northeast ¼ of the Northeast ¼ of said Section 15;

Thence S89°10’08”W at 21.3 feet pass a ½ inch iron rod with plastic cap stamped “NM PLS 15514” set for reference and at a total distance of 1333.36 feet, a ½ inch rod with plastic cap stamped “NM PLS 15514” set for the Southwest corner of the Northeast ¼ of the Northeast ¼ of said Section 15;

Thence N00°44’38”W at 1282.36 feet pass a ½ inch iron rod with plastic cap stamped “NM PLS 15514” set for reference and at a total distance of 1320.36 feet a ½ inch iron rod with plastic cap stamped “NM PLS 15514” set for the Northwest corner of the Northeast ¼ of the Northeast ¼ of said Section 15;

Thence N89°12’01”E, 1332.90 feet to the place of beginning. Bearing basis: New Mexico Coordinate System 1983, East Zone.

Pleasant Hill Substations Parcel 2
SPS Id No: 5168

A tract being the Northwest 1/4 of the Northeast 1/4; the Southwest 1/4 of the Northeast 1/4; and the Southeast 1/4 of the Northeast 1/4 of Section 15, Township 3 North, Range 36 East, N.M.P.M., Curry County, New Mexico, described by metes and bounds as follows:

COMMENCING at a 1/2 inch rod with plastic cap stamped "NM PLS 15514" found for the Northeast corner of Section 15, Township 3 North, Range 36 East, N.M.P.M., whence a 1/2 inch iron rod found for the Southeast corner of said Section 15 bears S 00 degrees 4S minutes 50 seconds East, 5278.52 feet; a 3/8 inch iron rod found for the Northwest corner of said Section 15 bears South 89 degrees 12 minutes 01 second West, 5331.59 feet; and a nail in bottle cap found for the Northeast corner of Section 10 said township and range bears North 00 degrees 26 minutes 33 seconds West 5285.87 feet; and from whence a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" set for reference, bears South 36 degrees 42 minutes 31 seconds West 50.34 feet;

THENCE South 00 degrees 45 minutes 50 seconds East 1319.63 feet to a ½ inch rod with plastic cap stamped "NM PLS 15514" found for the Southeast corner of the Northeast 1/4 of the Northeast 1/4 of said Section 15 and also being the NORTHERLY SOUTHEAST and BEGINNING corner of this tract:

THENCE continuing South 00 degrees 45 minutes 50 seconds East 1319.63 feet to a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" set for the East quarter corner of Section 15;

THENCE South 89 degrees 08 minutes 16 seconds West 2667.65 feet to a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" set for the Southwest corner of the Northeast 1/4 of said Section 15;

THENCE North 00 degrees 43 minutes 26 seconds West 2642.16 feet a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" set for the North quarter corner of said Section 15;

THENCE North 89 degrees 12 minutes 01 second East 1332.90 feet to a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" found for the Northwest corner of the Northeast 1/4 of the Northeast 1/4 of said Section 15;

THENCE South 00 degrees 44 minutes 38 seconds East at 38.00 feet pass a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" found for reference and at a total distance of 1320.36 feet a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" found for the Southwest corner of the Northeast 1/4 of the Northeast 1/4 of said Section 15;

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THENCE North 89 degrees 10 minutes 08 seconds East at 1312.06 feet pass a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" found for reference and at a total distance of 1333.36 feet the place of beginning.

Bearing basis: New Mexico Coordinate System of 1983, East Zone.

EDDY COUNTY, NEW MEXICO:

Artesia South Substation
SPS Id No: 5169
THE SURFACE ESTATE ONLY OF:
A tract of land located in the Southwest one-quarter (SW 1/4) of Section 28, Township 17 South, Range 26 East, New Mexico Principle Meridian, Eddy County, New Mexico and being more particularly described as follows:
BEGINNING at a point from whence the Section corner common to Sections 28, 29, 32 & 33 bears S00°23'34"W perpendicular to the south line of Section 28, 30.00 feet to a point in the south line of Section 28 and N89°36'26"W along the south line of Section 28, 40.00 feet,
THENCE N00°23'34"E along a line perpendicular to the south line of Section 28 a distance of 110.00 feet,
THENCE S89°36'26"E, along a line parallel to the south line of Section 28, a distance of 80.00 feet,
THENCE S00°23'34"W along a line perpendicular to the south line of Section 28, a distance of 110.00 feet to a point 30.00 feet north of the south line of Section 28,
THENCE N89°36'26"W along a line 30.00 feet north of and parallel to the south line of Section 28, a distance of 80.00 feet, to the POINT OF BEGINNING.
ALSO KNOWN AS THE Southwestern Public Service Company Artesia South Substation as shown on the Boundary Survey for Southwestern Public Service Company recorded in Cabinet 4, Slide 996-1, records of Eddy County, New Mexico.

Carlsbad Service Center
SPS Id No: 5171
Lot F, Carlsbad Airport Industrial Park Unit 6, Replat 1, as shown on the official plat thereof on file in the Office of the County Clerk of Eddy County, New Mexico.

QUAY COUNTY, NEW MEXICO:

Land for Power Plant in Tucumcari
SPS Id No: 5140

TOWNSHIP ELEVEN (11) NORTH, RANGE (30) EAST, N.M.P.M., QUAY COUNTY, NEW MEXICO

Section 14: The Northeast of the Northwest Quarter (NE1/4NW1/4) EXCEPT a Tract described as follows:
Beginning at the Northeast Corner of the Northeast Quarter of the Northwest Quarter (NE1/4NW1/4) of Section Fourteen (14), Township Eleven (11) North, Range Thirty (30) East, N.M.P.M., running thence West along the section line 546.5 feet to a point; thence South 927 feet to a point; thence East 546.5 feet to a point; thence 927 feet to the place and point of beginning, containing 11.5 acres, more or less, and EXCEPT a Tract described as follows: Starting at the Southeast Corner of the Northeast Quarter of the Northwest Quarter (NE1/4NW1/4) of Section Fourteen (14), Township Eleven (11) North, Range Thirty (30) East, N.M.P.M., thence North 406 feet; thence West 536.5 feet; thence South 406 feet; thence East 536.5 feet to the point of beginning, containing 5 acres, more or less.

ROOSEVELT COUNTY, NEW MEXICO:

Portales Substation Parcel 2
SPS Id No: 5167
SURFACE AND SURFACE ESTATE ONLY IN AND TO:

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A tract of land in the Northwest Quarter (NW/4) of Section Nineteen (19), Township One (1) South, Range Thirty-five (35) East, NMPM, Roosevelt County, New Mexico, described by metes and bounds as follows:
Commencing at a brass cap found for the Northwest corner of Section 19, Township 1 South, Range 35 East, whence a railroad spike found for the Southwest corner of Section 19 bears S00°55'31" E, 5277.78 feet and a 2" iron pipe found for the Northeast corner of Section 19 bears N 89°11 '09" E, 5134.52 feet;

thence, S 00°55'31" E, along the West line of Section 19, a distance of 274.97 feet to a 1/2" iron rod found for the most Southerly Northwest corner and the POINT OF BEGINNING of this tract;

thence, N 88°50'01" E, a distance of 450.20 feet to a 1/2" iron rod with aluminum cap found for an interior corner of this tract;

thence, N 00°57'36" W, a distance of 272.21 feet to a 1/2" iron rod with plastic cap stamped "NM PLS 15514" set for the most Northerly Northwest corner of this tract in the North line of Section 19, whence a 1/2" iron rod found bears N 00°57'36" W, 2.9 feet thence, N 89°11 '09" E, along the North line of Section 19, a distance of 860.40 feet to a 1/2" iron rod with plastic cap stamped "NM PLS 15514" set for the Northeast corner of this tract;

thence, S 00°06'29" E, a distance of 492.02 feet to a 1/2" iron rod with plastic cap stamped "NM PLS 15514" set for the Southeast corner of this tract;

thence, S 87°50'06" W, at a distance of 674.20 feet pass a 1/2" iron rod found, continue for a total distance of 1303.72 feet to a 1/2" iron rod with plastic cap stamped "NM PLS 15514" set in the West line of Section 19 for the Southwest corner of this tract;

thence, N· 00°55'31" W, along the West line of Section 19, a distance of247.75 feet to the POINT OF BEGINNING.

Roosevelt Tower
SPS Id No: 5183
SURFACE AND SURFACE ESTATE ONLY IN AND TO:
A tract of land out of the Northwest part of the Northeast Quarter (NE 1/4) of Section Twenty-one (21), Township One (1) North, Range Thirty-six (36) East, NMPM, Roosevelt County, New Mexico, described by metes and bounds as follows:
Beginning at a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" set for the North Quarter corner of Section 21, Township 1 North, Range 36 East, NMPM, whence a 1/2 inch iron rod found for the Northeast corner of said Section bears N 89°31'05" E 2643.80 feet and a nail in the bottle cap found for the Northwest corner of said section bears S 89°31'05" W 2643.80 feet;

thence, N 89°31'05" E, along the North line of said section,1267.15 feet to a 1/2 inch iron rod with plastic cap stamped "NM PLS 15514" set for corner;

thence, S 00°28'55" E, 31.38 feet to a 1/2 inch iron rod with plastic cap stamped "NM
PLS 15514" set for corner;

thence, Southwesterly, along a curve to the left with a radius of 1302.36 feet, a central angle of 64°34'12" and long chord bearing S 57°13'59" W 1391.26 feet, an arc distance of 1467.71 feet to a 1/2 inch iron rod with plastic cap stamped "NMPLS 15701" found for corner;

thence, S 89°33'51" W, 91.60 feet to a 1/12 inch iron rod with plastic cap stamped "NM PLS 15514" set in the West line of the Northeast Quarter (NE 1/4) of said section;

thence, N 00°26'09 " W, along the West line of the Northeast Quarter (NE/4) of said section, 774.43 feet to the place of beginning.

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US.53831776.10

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